UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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RTI SURGICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RTI SURGICAL, INC.

11621 RESEARCH CIRCLE

ALACHUA, FLORIDA 32615

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of RTI Surgical, Inc., which will be held on Tuesday, April 14, 2015 at 8:00 a.m., local time, at the Tampa Airport Marriott, Tampa International Airport, Tampa, Florida 33607.

The notice and proxy statement accompanying this letter contain details of the business to be conducted at the meeting. You are being asked to: (i) elect five directors to serve for the ensuing year; (ii) approve and adopt the RTI Surgical, Inc. 2015 Incentive Compensation Plan; and (iii) approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”). At the meeting, we will also report on our affairs and provide a discussion period for questions and comments of general interest to our stockholders.

We look forward to personally greeting those of you who are able to be present at the meeting. However, whether or not you plan to attend the meeting, it is important that your shares be represented. We hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or by mailing the enclosed proxy card. Voting over the internet, by telephone or by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. Please review the instructions on each of your voting options described in this proxy statement.

Thank you for your ongoing support of, and continued interest in RTI Surgical.

Very truly yours,

Brian K. Hutchison
President and Chief Executive Officer

March 9, 2015

RTI SURGICAL, INC.

11621 Research Circle

Alachua, Florida 32615

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of RTI Surgical, Inc. will be held on Tuesday, April 14, 2015 at 8:00 a.m., local time, at the Tampa Airport Marriott, Tampa International Airport, Tampa, Florida 33607, for the following purposes:

(1)	To elect five directors, Dean H. Bergy, Philip R. Chapman, Peter F. Gearen, M.D., Adrian J. R. Smith and Shirley A. Weis, to serve on our Board of Directors and hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

(2)	To approve and adopt the RTI Surgical, Inc. 2015 Incentive Compensation Plan;

(3)	To approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”); and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The above items of business are more fully described in our proxy statement accompanying this notice. We have not received notice of other matters that may be properly presented at the Annual Meeting.

Only stockholders of record at the close of business on February 17, 2015 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions in this proxy statement on how to vote your shares over the internet, by telephone, or by mailing the enclosed proxy card. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

This notice and the accompanying proxy statement are sent by order of the Board of Directors.

Thomas F. Rose
Corporate Secretary

Alachua, Florida

March 9, 2015

Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting

of Stockholders To Be Held on April 14, 2015

This notice of annual meeting of stockholders and proxy statement, the form of proxy card, along with our 2014 annual report to stockholders, are available free of charge at the following website: www.rtiproxy.com.

PROXY STATEMENT

RTI SURGICAL, INC.

11621 Research Circle

Alachua, Florida 32615

PROXY STATEMENT

GENERAL INFORMATION

Our Board of Directors is soliciting proxies for our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), or any adjournment or postponement thereof. The Annual Meeting will be held on Tuesday, April 14, 2015 at 8:00 a.m., local time, at the Tampa Airport Marriott, Tampa International Airport, Tampa, Florida 33607.

The proxy materials, including this proxy statement, proxy card or voting instruction card and our 2014 Annual Report are first being filed with the Securities and Exchange Commission (the “SEC”), distributed to stockholders and made available on our website at www.rtix.com under the headings “Investors/SEC Filings and Reports” on or about March 9, 2015. These materials are available at www.rtiproxy.com in a manner that does not infringe on the anonymity of the person accessing such website.

Proxies will be solicited chiefly by mail; however, certain of our officers, directors, employees and agents, none of whom will receive additional compensation for their efforts, may solicit proxies by telephone or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of our common stock.

All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting.

Who is entitled to vote?

Only holders of record of our common stock, par value $0.001 per share (“common stock”), and Series A convertible preferred stock, par value $0.001 per share (“preferred stock”), at the close of business on February 17, 2015 (the “record date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Holders of our common stock and our preferred stock (on a fully converted basis) vote together as a single class on all matters. In this proxy statement we refer to our common and preferred stock collectively as “voting stock.”

How many shares are eligible to be voted?

At the Annual Meeting, the equivalent of 68,726,845 shares of our common stock will be entitled to vote.

As of the record date there were 56,365,072 shares of common stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting (excluding treasury shares and unexchanged shares from our acquisition of Tutogen Medical, Inc., which cannot be voted).

In addition, as of the record date there were 50,000 shares of preferred stock outstanding. Holders of our preferred stock are entitled to vote on all matters at the Annual Meeting together with our common stock on an as-converted basis at a conversion price of $4.39 per share. As of the record date, our outstanding preferred stock, including any accrued and unpaid dividends, was convertible into 12,361,773 shares of common stock.

The holders of a majority of the outstanding shares of common stock and preferred stock (on an as converted basis) entitled to vote at the Annual Meeting, either present in person or represented by proxy, will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the Annual Meeting?

We are holding the Annual Meeting in order to: (1) elect five directors for the ensuing year; (2) approve the RTI Surgical, Inc. 2015 Incentive Compensation Plan; and (3) approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”).

What are my voting choices and what is the voting requirement to approve each of the proposals?

1. What are my voting choices when voting for director nominees identified in this proxy statement, and what vote is needed to elect directors?

In the vote on the election of the five director nominees identified in this proxy statement to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified, stockholders may:

•	vote in favor of all nominees;

•	withhold votes with respect to all nominees; or

•	withhold votes with respect to specific nominees.

Directors will be elected by a plurality of the votes cast by the holders of shares of voting stock, voting in person or by proxy at the meeting, meaning that the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote.

The Board of Directors recommends a vote FOR all nominees.

2. What are my voting choices when voting to approve and adopt the RTI Surgical, Inc. 2015 Incentive Compensation Plan?

In connection with the RTI Surgical, Inc. 2015 Incentive Compensation Plan proposal, stockholders may:

•	vote in favor of the RTI Surgical, Inc. 2015 Incentive Compensation Plan proposal;

•	vote against the RTI Surgical, Inc. 2015 Incentive Compensation Plan proposal; or

•	abstain from voting on the RTI Surgical, Inc. 2015 Incentive Compensation Plan proposal.

The favorable vote of a majority of the votes cast by the holders of the shares of voting stock, voting in person or by proxy at the meeting, will be required for the approval of this item. A properly executed proxy marked “Abstain” with respect to the say on pay proposal will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote.

The Board of Directors recommends a vote FOR the approval of the RTI Surgical, Inc. 2015 Incentive Compensation Plan.

3. What are my voting choices when voting to approve (on an advisory basis) the compensation of our named executive officers, and what vote is needed to approve the say on pay vote?

In connection with the say on pay vote, stockholders may:

•	vote in favor of the advisory proposal;

•	vote against the advisory proposal; or

•	abstain from voting on the advisory proposal.

The favorable vote of a majority of the votes cast by the holders of the shares of voting stock, voting in person or by proxy at the meeting, will be required for the approval of this item. A properly executed proxy marked “Abstain” with respect to the say on pay proposal will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote. As an advisory vote, this proposal is not binding upon the Company. However, our Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this proxy statement, we are not currently aware of any other matters to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies on the enclosed proxy card intend to vote in accordance with their best judgment on these matters. If for any reason any of the nominees is not available as a candidate for director, the persons designated as proxies on the enclosed proxy card will have the discretion to vote for such other candidate or candidates as may be nominated by the Board of Directors.

How can I vote my shares?

In person. Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

By proxy. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy by one of the methods described below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

•	By Internet—Stockholders of record with internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards until 11:59 p.m. eastern time on April 13, 2015. Most stockholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for internet voting availability.

•	By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards until 11:59 p.m. eastern time on April 13, 2015. Most stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.

•	By Mail—Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

If any matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Can I change my vote or revoke my proxy?

Any holder of our common stock has the right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by: (1) filing a written revocation with the Secretary prior to the voting of such proxy; (2) giving a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance by a stockholder at the Annual Meeting will not itself revoke his or her proxy. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

What if I am a beneficial owner and do not give voting instructions to my broker?

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regularity Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member.

All proposals before the meeting are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Voting results will also be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Our Board currently consists of nine directors. Pursuant to the terms of our Preferred Stock, two directors have been appointed by Water Street Healthcare Partners (“Water Street”), our largest stockholder. The remaining seven directors are currently divided into two classes for purposes of election (i.e., Class I and Class II) and are elected by holders of our common stock and preferred stock voting together as a single class.

At the 2013 annual meeting, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to eliminate the classification of our Board over a period of time and move to annual elections of all our directors. As a result of this change:

•	at this year’s Annual Meeting, you will be asked to elect five directors (the Class I nominees) for one-year terms; and

•	beginning with the 2016 annual meeting of stockholders, all directors (other than the directors appointed by Water Street, if any) will be subject to an annual election with one-year terms, at which time our Board will be completely declassified.

Director Nominees for Election

Based on the recommendation of the Nominating and Governance Committee, the Board of Directors’ nominees for election by the stockholders are as follows: Mr. Bergy; Mr. Chapman; Dr. Gearen; Mr. Smith; and Ms. Weis.

If elected at the Annual Meeting, the nominees will serve a one-year term until the 2016 annual meeting of stockholders and until their successors are elected and qualified, subject to their earlier resignation or removal. It is the intention of the person named in the accompanying form of proxy to nominate as directors and to vote such proxy for the election of Mr. Bergy, Mr. Chapman, Dr. Gearen, Mr. Smith, and Ms. Weis. We are not aware of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may nominate as a substitute.

Director Qualifications and Biographical Information

The Nominating and Governance Committee seeks directors with established strong professional reputations and experience in businesses and other organizations of comparable size to our Company and in areas relevant to the strategy and operations of our Company’s business. The nominees for director include individuals who hold or have held senior executive positions in organizations operating in industries and end-markets that our Company serves and who have experience serving on boards of directors of other companies. In these positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and oversight, leadership development and corporate governance practices and trends.

The Nominating and Governance Committee believes that each of the nominees has other key attributes that are important to an effective board: personal and professional integrity; exceptional ability and judgment; candor; analytical skills; the willingness to engage management and each other in a constructive and collaborative fashion; and the ability and commitment to devote significant time and energy to service on the Board of Directors and its Committees. The Nominating and Governance Committee takes into account diversity considerations in determining the Company’s slate and planning for director succession and believes that, as a group, the nominees and other remaining directors bring a diverse range of perspectives to the deliberations of the Board of Directors. Each of the current year nominees is also independent of the Company and management. We believe the atmosphere of our Board of Directors is collegial and that all directors are engaged in their responsibilities. For additional information about our director independence requirements, consideration of director candidates, leadership structure of our Board of Directors and other corporate governance matters, see the sections captioned “Corporate Governance—Board of Directors” and “—Director Nomination Process” beginning on page 21 of this proxy statement.

In addition to the above, the Nominating and Governance Committee considered the specific experience described in the biographical details of the nominees that follow in determining to nominate these individuals for election as directors.

Director	Age	Year First Became Director	Business Experience
CLASS I NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Dean H. Bergy	55	2010	Mr. Bergy joined RTI’s Board of Directors in July 2010. On May 5, 2011, Mr. Bergy was appointed as Chairman of our Board of Directors. Mr. Bergy currently serves as Vice President, Corporate Secretary at Stryker Corporation, a leading worldwide medical products and services company, a position he has held since October 2012. In addition to his role as Corporate Secretary, Mr. Bergy also served as Interim Chief Financial Officer at Stryker from October 2012 to April 2013. Mr. Bergy previously served as Secretary at Stryker from September 2011 to September 2012 and as Advisor to the Chief Financial Officer at Stryker from April 2009 to August 2011. Prior to that, Mr. Bergy served the previous six years as Stryker’s Vice President and Chief Financial Officer. Prior to that, Mr. Bergy served as Vice President of Finance and Chief Accounting Officer, Vice President of Finance for Stryker’s Medical Division, and started his tenure with Stryker in 1994 as the Corporate Controller. Previous to joining Stryker, Mr. Bergy worked with Ernst & Young and Pricewaterhouse. Mr. Bergy earned a bachelor’s degree in business administration from University of Michigan and completed the Program for Management Development at Harvard Business School. Mr. Bergy’s public accounting and executive management experience provides our Board of Directors with valuable financial reporting, compliance, accounting and controls, and corporate governance experience.

Philip R. Chapman	53	1998	Mr. Chapman is the President of Venad Administrative Services, Inc., and has been a general partner of Adler & Company since 1995. From 1991 until 1995, Mr. Chapman served as a principal of Adler & Company. From 1988 until 1991, Mr. Chapman served as a senior consultant at Booz Allen & Hamilton

Director	Age	Year First Became Director	Business Experience

			International. Mr. Chapman holds a bachelor’s degree and masters of business administration degree from Columbia University. Mr. Chapman’s depth of business experience and service on other companies’ boards of directors, knowledge of finance and accounting, compensation and benefits as well as broad management responsibilities provides our Board of Directors relevant experience in strategic and operational matters.

Peter F. Gearen, M.D.	66	1998	Dr. Gearen was Chief of Staff at the Shands Hospital at the University of Florida and served as Assistant Dean of Clinical Affairs at the University of Florida College of Medicine from 1992 until 1999. Dr. Gearen also has been an Associate Professor of Orthopedics at the University of Florida College of Medicine since 1993. Dr. Gearen was appointed Chairman of the Department of Orthopedics in May 2002 and stepped down as Chairman on June 30, 2010. Dr. Gearen retired from practice on June 30, 2012. Dr. Gearen holds a B.A. from Spring Hill College and an M.D. from the Stritch Loyola Medical School. Dr. Gearen has a depth of medical experience and healthcare knowledge and, as a former practicing orthopedic surgeon, is knowledgeable about our products and the orthopedic products market in general.

Adrian J. R. Smith	70	2008	Mr. Smith has been the Chief Executive Officer of The Woolton Group since 1997. He is also the Non-Executive Chairman of Third Eye Technologies and Harmonic Energy Inc. His business career includes 13 years in the professional services industry and 24 years with two Fortune 500 companies. He has been a Global Managing Partner, Marketing & Communication at Deloitte Touche Tohmatsu, the Chief Executive Officer of Grant Thornton LLP, and a Managing Partner at Arthur Andersen in the early to mid-1990’s. He held senior international management roles with Ecolab Inc. and also with Procter & Gamble. He served on the board of the Education Foundation of Indian River County in Florida between 2005 and 2013. Mr. Smith’s public accounting and consulting background provides our Board of Directors with valuable international operations and business strategy expertise.

Shirley A. Weis	61	2014	Ms. Weis joined our Board of Directors in October 2014. Ms. Weis is president of Weis Associates, LLC and emerita Vice President & Chief Administrative Officer of Mayo Clinic. Ms. Weis has worked at Mayo Clinic in many different capacities since 1995, but most recently was charged with overseeing the operations of 87 corporations that make up the Mayo Clinic system

Director	Age	Year First Became Director	Business Experience

			including a 57,000 member staff. Ms. Weis was a member of the Mayo Clinic Board of Trustees and served as the secretary for the Mayo Clinic Board of Governors. Ms. Weis also currently holds a position on the advisory boards of the American World Clinics and Women Business Leaders organizations. Ms. Weis is Special Advisor to the President and Professor in the W.P. Carey School of Business and the College of Nursing and Health Innovation at Arizona State University. Ms. Weis graduated with a master’s degree in management from Aquinas College and recently received an honorary doctor of science degree from Michigan State University. Ms. Weis’s background at the Mayo Clinic provides our Board of Directors with valuable healthcare and business strategy.

CLASS II CONTINUING DIRECTORS (TERM ENDS 2016)

Roy D. Crowninshield, PhD	66	2008	Dr. Crowninshield joined our Board of Directors upon the closing of our merger with Tutogen Medical, Inc. in February 2008. Dr. Crowninshield was the Chairman of the Board for Tutogen Medical, Inc. from July 2004 to February 2008, and was the Interim Chief Executive Officer from July 2004 to December 2004. Prior to joining Tutogen, Dr. Crowninshield served 21 years in various capacities at Zimmer Holdings, Inc., including President of Zimmer’s U.S. operations and most recently as its Chief Scientific Officer. Prior to joining Zimmer in 1983, he was a faculty member at the University of Iowa where he led many research projects evaluating the function of total joint implants. He holds a bachelors degree, master’s and PhD in engineering from the University of Vermont. He has worked in the orthopedic industry for over 20 years and has extensive experience in the research and development, manufacturing, and clinical investigation of orthopedic implants. He has authored more than 100 journal articles, book chapters, and published abstracts in orthopedics and engineering. Dr. Crowninshield’s financial and scientific background provides our Board of Directors with valuable financial and research and development expertise. His experience as a Chief Scientific Officer at a publicly held medical device company is valuable in his roles as director and Science and Technology Committee Chairman.

Brian K. Hutchison	55	2001	Mr. Hutchison joined RTI in December 2001 and was elected Chairman of the Board of Directors in December 2002. On May 5, 2011, Mr. Hutchison stepped down as Chairman while continuing to serve as President and

Director	Age	Year First Became Director	Business Experience

			Chief Executive Officer and a member of our Board of Directors. In this role, Mr. Hutchison oversees all aspects of the company and its affiliates. Mr. Hutchison spent the previous 12 years with Stryker Corporation. His last position at Stryker was Vice President, Worldwide Product Development and Distribution. Mr. Hutchison earned a bachelor’s degree in business administration from Grand Valley State University in 1981. He also completed the Program for Management Development at Harvard Business School. As the only management representative on our board, Mr. Hutchison provides an insider’s perspective in board discussions about the business and strategic direction of the company and has experience in all aspects of the company’s worldwide business. Mr. Hutchison’s length of service at RTI provides our Board of Directors with detailed knowledge and unique perspective and insights regarding the strategic and operational opportunities and challenges, economic and industry trends, and competitive and financial positioning of our Company and its business.

PREFERRED DIRECTORS (APPOINTED BY HOLDERS OF PREFERRED STOCK)

Curtis M. Selquist	70	2013	Mr. Selquist joined the Board of Directors pursuant to the Investment Agreement by and between the Company and WSHP Biologics Holdings, LLC, an affiliate of Water Street Healthcare Partners, in July 2013. Mr. Selquist has been an Operating Partner at Water Street since April 2007. Mr. Selquist has led and grown a number of global healthcare businesses during a distinguished 35-year career at Johnson & Johnson. Prior to joining Water Street, he was the Company Group Chairman of Johnson & Johnson Medical and Johnson & Johnson Healthcare Systems. Mr. Selquist also served as President of Johnson & Johnson Latin America. He was subsequently appointed Worldwide President of Johnson & Johnson, Merck Consumer Pharmaceuticals and Company Group Chairman, responsible for Johnson & Johnson Medical. Mr. Selquist was the founding Chairman of the Global Healthcare Exchange. He also served as Chairman of the National Alliance for Health Information Technology, and as a Board Member of the National Quality Forum. He chaired its Leadership Network. Mr. Selquist serves as the Lead Director of Breg. He is also a Director of Temp Time, Inc. where he serves as Chair of the Board, Chair of the Compensation Committee and a member of

Director	Age	Year First Became Director	Business Experience

			the Audit Committee. He was a Director of Health Fitness Corporation 2007-2010 where he served on the Compensation Committee and Strategy Committee as Chair. He received a bachelor’s degree in Finance and Management from Bradley University.

Ned H. Villers	39	2013	Mr. Villers joined the Board of Directors pursuant to the Investment Agreement by and between the Company and WSHP Biologics Holdings, LLC, an affiliate of Water Street Healthcare Partners, in July 2013. Mr. Villers is a Partner at Water Street. Mr. Villers has spent 15 years investing in a broad range of companies across the healthcare industry. He most recently has built a leading group of companies for Water Street specializing in outsourced healthcare services. Mr. Villers was a member of the founding team at Water Street, and spent the majority of his private equity career with Water Street’s predecessor organizations, First Chicago Equity Capital and One Equity Partners. He has served on the boards of directors of 10 public and private healthcare companies. He currently serves as a director of Access MediQuip, HealthPlan Holdings, New Century Health and Premise Health. Mr. Villers received a bachelor’s degree in public policy studies from Duke University and his master’s degree in business administration from the Kellogg School of Management at Northwestern University.

Vote Required

Directors must be elected by a plurality of votes cast at the meeting. This means the nominees receiving the highest number of votes cast shall be elected as directors. If you do not vote for a nominee, or you indicate “withholding authority,” your vote will not count either for or against the nominee.

Board Recommendation

The Board of Directors deems the election of the nominees listed above as directors to be in the best interests of RTI Surgical, Inc. and its stockholders, and recommends a vote “FOR” the election of the nominees.

PROPOSAL 2

APPROVAL AND ADOPTION OF THE RTI SURGICAL, INC. 2015 INCENTIVE

COMPENSATION PLAN

Background and Purpose.

On February 17, 2015, the Company’s Board of Directors, which we refer to as the “Board,” adopted the RTI Surgical, Inc. 2015 Incentive Compensation Plan, which we refer to as the “2015 Plan”, and recommended that it be submitted to the Company’s shareholders for their approval at this annual meeting.

Purpose.

The purpose of the 2015 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shareholder approval of the 2015 Plan is required: (i) for purposes of complying with the shareholder approval requirements for listing our Shares on the NASDAQ Listing Market; (ii) to comply with certain exclusions from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the “Code,” as described below; (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for the 2015 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.”

The following is a summary of certain principal features of the 2015 Plan. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Shareholders are urged to read the actual text of the 2015 Plan in its entirety which is set forth as Annex A to this proxy statement.

Summary of the 2015 Plan.

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2015 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery (“Awards”) at any time during the term of the 2015 Plan will be equal to 4,656,587. In light of the adoption of the 2015 Plan, no further awards shall be made under the following: the RTI Surgical, Inc. 2010 Equity Incentive Plan (f/k/a the RTI Biologics, Inc. 2010 Equity Incentive Plan); the Regeneration Technologies, Inc. 2004 Equity Incentive Plan; the Regeneration Technologies, Inc. 1998 Stock Option Plan; the Tutogen Medical, Inc. 2006 Incentive and Non-Statutory Stock Option Plan; and the Tutogen Medical, Inc. 1996 Stock Option Plan (which plans collectively referred to herein as the “Prior Plans”).

If any Shares subject to an Award, or after the Effective Date, Shares subject to any awards granted under the Prior Plans, are forfeited, expire or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2015 Plan.

Substitute Awards will not reduce the Shares authorized for delivery under the 2015 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2015 Plan and will not reduce the Shares authorized for delivery under the 2015 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The 2015 Plan imposes individual limitations on the amount of certain Awards, in part with the intention to comply with Section 162(m) of the Code. Under these limitations, in any fiscal year of the Company during any part of which the 2015 Plan is in effect, no participant may be granted: (i) stock options or stock appreciation rights with respect to more than 500,000 Shares or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals) that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to more than 500,000 Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to any 12-month performance period is $2,000,000, and with respect to any performance period that is more than 12 months, $4,000,000.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2015 Plan as a result of the exercise of incentive stock options is 4,656,587 Shares, subject to certain adjustments.

The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2015 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2015 Plan.

The 2015 Plan will serve as the successor to the Prior Plans. Outstanding awards granted under the Prior Plans will continue to be governed by the terms of the Prior Plans but no further awards shall be made under the Prior Plans on and after the effective date of the 2015 Plan.

Eligibility.

The persons eligible to receive Awards under the 2015 Plan are the officers, directors, employees, and consultants who provide services to the Company or any subsidiary. However, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2015 Plan.

Administration.

The 2015 Plan is to be administered by the Compensation Committee of the Board, provided, however, that except as otherwise expressly provided in the 2015 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Committee under the 2015 Plan. Subject to the terms of the 2015 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2015 Plan, construe and interpret the 2015 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2015 Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2015 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights.

The Committee is authorized to grant: (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2015 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2015 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights”, under the 2015 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units.

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations.

The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2015 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards.

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards.

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Committee.

Unless otherwise specified by the Committee, the provisions that are intended to qualify Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code will apply to any performance Award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a “covered employee” (as defined below). The term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

If and to the extent that the Committee determines that the foregoing provisions of the 2015 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for subsidiaries, or for business or geographical units of the Company and/or a subsidiary (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2015 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) the fair market value of a Share; and/or (19) “consolidated EBITDA,” as defined in the 2015 Plan. Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of: (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards.

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2015 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2015 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2015 Plan from or through any participant will be subject to all terms and conditions of the 2015 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2015 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2015 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control.

Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of the Company, as defined in the 2015 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case: (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or any other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2015 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

Subject to any limitations contained in the 2015 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity; (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards; or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards: (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary; (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions; or (iii) in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2015 Plan to participants designated by the Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.”

Clawback of Benefits.

The Company may: (i) cause the cancellation of any Award; (ii) require reimbursement of any Award by a participant or beneficiary; and (iii) effect any other right of recoupment of equity or other compensation provided under the 2015 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.” In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2015 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the Prior Plans) may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination.

The Board may amend, alter, suspend, discontinue or terminate the 2015 Plan or the Committee’s authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2015 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2015 Plan; provided that, except as otherwise permitted by the 2015 Plan or Award agreement, without the consent of an affected participant, no such Committee or Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2015 Plan will terminate at the earliest of: (i) such time as no Shares remain available for issuance under the 2015 Plan; (ii) termination of the 2015 Plan by the Board; or (iii) the tenth anniversary of the effective date of the 2015 Plan. Awards outstanding upon expiration of the 2015 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The 2015 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Plan. On exercise of a nonqualified stock option granted under the 2015 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the optionee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2015 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2015 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2015 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The

Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the 2015 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million. However, the Committee may, in its discretion, grant Awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2015 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code.

The 2015 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2015 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

The Company’s Board of Directors Recommends a Vote “For” approval of the Company’s 2015 Incentive Compensation Plan.

CORPORATE GOVERNANCE

Our Board of Directors believes that corporate governance should play a role in maximizing stockholder value in a manner consistent with legal requirements and high standards of integrity. Our Board of Directors adheres to corporate governance practices, which practices the Board and management believe promote this purpose and which reflect our values.

Board of Directors

Members and Director Independence

Our current Board of Directors consists of nine members: Dean H. Bergy, Philip R. Chapman, Roy D. Crowninshield, Peter F. Gearen, Brian K. Hutchison, Curtis M. Selquist, Adrian J. R. Smith, Ned H. Villers and Shirley A. Weis. Our Board has determined that each of our directors, except for Mr. Hutchison, is an “independent director” as that term is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. Accordingly, if the five nominees to serve as directors are elected at the Annual Meeting, our Board of Directors will consist of nine members, eight of whom qualify as an “independent director.”

Board Declassification

At the April 2013 annual meeting, we were successful in seeking stockholder approval of the Board’s proposal to declassify the Board of Directors and move to annual elections of directors. Our Board is being declassified so that beginning with the 2016 annual meeting of stockholders, all directors (other than the directors appointed by Water Street, if any) will be subject to an annual election with one-year terms.

The Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession planning and compensation, compliance, and other risks. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as appropriate.

Board/Committee	Primary Areas of Risk Oversight
Full Board of Directors	Strategic, financial and execution risks and exposures associated with our business strategy, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, mergers and acquisition activities and related integration matters, and divestitures.

Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, and financial infrastructure.

Nominating and Governance Committee	Risks and exposures associated with director and management succession planning, corporate compliance and ethics, corporate governance, and overall board effectiveness, including appropriate allocation of responsibility for risk oversight among the committees of the Board.

Board/Committee	Primary Areas of Risk Oversight
Compensation Committee	Risks and exposures related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements, including incentive plans. We have determined that it is not reasonably likely that compensation and benefit plans would have a material adverse effect on the Company.

Science and Technology Committee	Risks and exposures associated with the direction, appropriateness of investment, and adequacy of progress of the Company’s science and technology programs.

Board Leadership Structure

We operate under a leadership structure in which the positions of Chairman of the Board and Chief Executive Officer have been separated, such that each position is held by a different person. Mr. Bergy currently serves as our Chairman and Mr. Hutchison serves as our President, Chief Executive Officer and a member of the Board of Directors. While we believe this structure is currently the most effective for our company, the Board of Directors has no mandatory policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes that, in our circumstances, there are advantages to having an independent director serve as Chairman for matters such as communications and relations between the Board and the Chief Executive Officer and other senior management. In particular, the Board of Directors believes that the current structure enhances the Board’s oversight of management and allows our Chief Executive Officer to focus primarily on his management responsibilities.

The Chairman oversees the planning of the annual Board calendar, and, with the Chief Executive Officer, in consultation with the other directors, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Chairman also presides at executive sessions, serves as a liaison between the Chief Executive Officer and the independent directors, oversees the process pursuant to which directors receive appropriate and timely information, assists the Chairpersons of the Board committees in preparing agendas for the respective committee meetings, chairs the Company’s Annual Meeting of Stockholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in our Bylaws or as requested by the Board from time to time.

Board Meetings

During 2014, the Board of Directors held ten meetings, the Audit Committee held nine meetings, the Compensation Committee held four meetings, the Nominating and Governance Committee held four meetings and the Science and Technology Committee held two meetings. All directors attended at least 75% of all Board of Directors and applicable Committee meetings. The Board of Directors also regularly holds executive sessions of the non-management members of the Board of Directors. All directors attended our 2014 Annual Meeting of Stockholders.

Outside Advisors

Our Board of Directors and each of its committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors.

Committees of the Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Science and Technology Committee which assist our Board of Directors in discharging its responsibilities.

Name	Audit	Compensation	Nominating and Governance	Science and Technology
Dean H. Bergy (I)		—		—
Philip R. Chapman (I)		—	—
Roy D. Crowninshield (I)	—		—
Peter F. Gearen (I)	—	—
Brian K. Hutchison	—	—	—	—
Curtis M. Selquist (I)	—			—
Adrian J. R. Smith (I)			—	—
Ned H. Villers (I)	—	—	—	—
Shirley A. Weis (I)	—	—	—	—

Committee Chairperson
Member
(I)	Independent director

Audit Committee

Our Audit Committee is charged with, among other things, the appointment of our independent registered public accounting firm, as well as discussing and reviewing with the independent registered public accounting firm the scope of the annual audit and results thereof, pre-approving the engagement of the independent registered public accounting firm for all audit-related services and permissible non-audit related services, and reviewing and approving all related-party transactions. Our Audit Committee also reviews interim financial statements included in our quarterly reports and reviews documents filed with the Securities and Exchange Commission. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the director independence standards of the NASDAQ Listing Rules as well as the heightened director independence standards of the SEC for Audit Committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. Bergy is an “audit committee financial expert” as defined in the Exchange Act. During 2014, our Audit Committee met nine times. The charter of the Audit Committee is available on our website at http://www.rtix.com/investors/corporate-governance/.

Compensation Committee

Our Compensation Committee plans, reviews and administers our executive compensation programs. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the director independence standards of the NASDAQ Listing Rules In addition, each member of the Compensation Committee is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee met four times during 2014. The charter of the Compensation Committee is available on our website at http://www.rtix.com/investors/corporate-governance/.

Nominating and Governance Committee

Our Nominating and Governance Committee was established for the purposes of assisting our Board of Directors in its selection of nominees for election to the Board at annual meetings of the stockholders and to fill any vacancies or newly created directorships and assisting the Board of Directors in its oversight of the corporate governance of the Company, including the Company’s Corporate Compliance and Ethics Program. The Board of Directors has determined that each member of the Nominating and Governance Committee is independent within the meaning of the director independence standards of the NASDAQ Listing Rules. Our Nominating and Governance Committee met four times in 2014. The charter of the Nominating and Governance Committee is available on our website at http://www.rtix.com/investors/corporate-governance/.

Science and Technology Committee

Our Science and Technology Committee reviews our annual research and product development plans. Our Science and Technology Committee met two times during 2014. The charter of the Science and Technology Committee is available on our website at http://www.rtix.com/investors/corporate-governance/.

Director Nomination Process

Director Qualifications. Our Nominating and Governance Committee has not formally established any specific qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. However, we seek board members who are highly qualified individuals with diverse backgrounds, have an understanding of the Company’s business and industry on a technical level, have good judgment and skills and have depth and breadth of professional experience or other background characteristics.

Identifying Nominees. The Nominating and Governance Committee, on a periodic basis, solicits ideas for possible candidates from members of the Board of Directors, executive officers and individuals personally known to members of the Board of Directors. In addition, the Nominating and Governance Committee is authorized to use its authority under its charter to retain at the Company’s expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). Prospective candidates recommended by stockholders are also considered (as discussed below).

Stockholder Nominations. Our Nominating and Governance Committee will consider director nominees recommended by stockholders. Pursuant to the charter of our Nominating and Governance Committee, any candidates recommended by stockholders will be reviewed and evaluated against the same criteria applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources.

Review of Director Nominees. In evaluating proposed director candidates, the Nominating and Governance Committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors’ membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of the Company’s business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. Our Nominating and Governance Committee takes into account diversity in professional experience, skills and background in considering prospective director nominees and committee appointments and planning for director succession. The Nominating and Governance Committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.

Board and Committee Self-Evaluations

The Board of Directors conducts an annual self-evaluation to assess the qualifications, attributes, skills and experience represented on the Board and to determine whether the Board and its committees are functioning effectively. During the year, the Nominating and Governance Committee receives input on the Board’s performance from Directors and, through its Chairman, discusses the input with the full Board and oversees the full Board’s review of its performance. The self-assessment focuses on the Board’s contribution to the Company and on areas in which the Board believes that the Board or any of its committees could improve.

Communications with the Board

Our Board of Directors maintains a process for stockholders to communicate with the Board or individual directors as follows. Stockholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to the Corporate Secretary at our principal office at 11621 Research Circle, Alachua, Florida 32615. Any such communication must contain: (i) a representation that the stockholder is a holder of record of stock of the Company; (ii) the name and address, as they appear on our books, of the stockholder sending such communication; and (iii) the number of our shares that are beneficially owned by such stockholder. The Corporate Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Code of Ethics for Senior Financial Professionals

Our Board of Directors has adopted a Code of Ethics for Senior Financial Professionals, applicable to our Chief Executive Officer, Chief Financial Officer and Vice President of Finance, Controller. The Code of Ethics for Senior Financial Professionals is available on our website at http://www.rtix.com/investors/corporate-governance/.

Code of Conduct

Our Board of Directors has also adopted a Code of Conduct applicable to all of our directors, officers and employees. The Code of Conduct is available on our website at http://www.rtix.com/investors/corporate-governance/.

Compensation Committee Interlocks and Insider Participation

During 2014, Dr. Crowninshield, Mr. Selquist and Mr. Smith served as members of our Compensation Committee. No member of our Compensation Committee was an officer or employee of ours during 2014 or had any other relationship with us requiring disclosure. None of our executive officers serves as a member of the Board of Directors or the Compensation Committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings.

Based solely on our review of copies of such filings, or written representations from Reporting Persons that all reportable transactions were reported, we believe that during 2014, the Reporting Persons timely filed all reports they were required to file under Section 16(a).

EXECUTIVE OFFICERS OF THE COMPANY

Name	Age	Title
Brian K. Hutchison	55	President and Chief Executive Officer
Robert P. Jordheim	51	Executive Vice President and Chief Financial Officer
Roger W. Rose	55	President, RTI Donor Services, Executive Vice President Tissue-Based Implants
Caroline A. Hartill	58	Executive Vice President and Chief Scientific Officer

Brian K. Hutchison joined RTI in December 2001 and was elected Chairman of the Board of Directors in December 2002. In May 2011, Hutchison stepped down as Chairman while continuing to serve as President and Chief Executive Officer and a member of our Board of Directors. In this role, Hutchison oversees all aspects of the company and its affiliates. Hutchison spent the previous 12 years with Stryker Corporation. He served most recently as vice president, worldwide product development and distribution. Hutchison earned a bachelor’s degree in business administration from Grand Valley State University in 1981. He also completed the Program for Management Development from Harvard Business School in 1995.

Robert P. Jordheim joined RTI in June 2010 as Executive Vice President and Chief Financial Officer, and oversees all aspects of finance for the company. Jordheim has 24 years of progressive corporate finance experience, including 17 years with Medtronic, Inc. Most recently, he served as Vice President, Finance and Business Development for Medtronic’s Spinal and Biologics business unit. Previously, he served as Vice President, Finance for Medtronic’s Surgical Technologies business unit. His tenure with Medtronic also included responsibilities in corporate development and international experience gained through a 5 year assignment in Europe. Previous to his tenure at Medtronic, Jordheim served as Manager of External Reporting at The Fairchild Corporation and as an auditor for Deloitte & Touche LLP. Jordheim earned a bachelor’s degree in business administration from Southern Methodist University and a master’s degree in business administration from the University of Pittsburgh with a concentration in finance.

Roger W. Rose was named Executive Vice President Tissue-Based Implants in December 2014. In July 2013 Rose was named Executive Vice President North American Sales and Marketing. In June 2010 Rose was named Executive Vice President and Chief Commercial Officer. In February 2008, Rose was named President of RTI Donor Services, Inc. (“RTIDS”), and, in August 2004, Rose was named Executive Vice President of RTI. Rose oversees all aspects of the organization’s not-for-profit affiliate, RTIDS, marketing and distribution of donated tissue back into the community. Rose joined RTI as Vice President of RTIDS in October 2002 and assumed additional responsibility for distribution and marketing in October 2003. Prior to this, Rose spent 7 years at Stryker Corporation where Rose held leadership positions in sales and marketing in both the medical and orthopedic divisions. Rose earned a bachelor’s degree in business administration from Western Michigan University and completed numerous executive education courses at University of California Los Angeles, University of Michigan and Harvard Business School, focusing on finance, leadership, medical marketing, negotiation and strategy.

Caroline A. Hartill was named Executive Vice President and Chief Scientific Officer in June 2010. She was named Chief Scientific Officer in March 2007. She joined RTI in November 2001 and was named Vice President of Quality Assurance and Regulatory Affairs in January 2003. In her role at RTI, Hartill oversees all research and development, quality assurance, regulatory affairs and clinical studies. She has served as a board member for BioFlorida and is chair for the Tissue Products Workgroup of the Advanced Medical Technology Association (AdvaMed). She also serves and has served in various capacities with the American Association of Tissue Banks (AATB), notably as current chair of Quality Council, current member of the Board of Governors, and past chair of the Accreditation Committee of the AATB. In addition, she is an appointed member of the Agency for Healthcare Administration (AHCA), State of Florida Organ and Tissue Transplant Advisory Committee. For the previous 18 years, she worked in the areas of technology development and market approvals as a consultant working with many major and start-up biotechnology and medical device companies worldwide. Hartill earned a Bachelor’s degree with honors in Health Sciences from Birmingham University Medical School in England, as well as a Master’s degree in Management from the University of Wolverhampton in England. Hartill has also earned Master’s level credits in Sterilization Science from Manchester University.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(THE SAY ON PAY VOTE)

On an annual basis, we include a non-binding advisory vote on our executive compensation program (also referred to as a “say on pay vote”) in our proxy statement. We are pleased that at our 2014 Annual Meeting, our stockholders overwhelmingly approved the proposal, with more than 94% of the votes cast voting in favor of the proposal. In accordance with Section 14A of the Exchange Act, this year we are again asking our stockholders to vote “For” to approve the compensation of our named executive officers as disclosed in this proxy statement. In deciding how to vote on this proposal, stockholders may wish to carefully review our compensation policies and decisions regarding our named executive officers as described in the Compensation Discussion and Analysis and related executive compensation information beginning on page 28.

We believe that our compensation policies and procedures are centered on a pay-for-performance philosophy. In deciding how to vote on this proposal, the Board of Directors encourages you to consider the following factors, which are more fully discussed in the Compensation Discussion and Analysis beginning on page 28:

•	We tie pay to performance. A significant portion of executive pay is not guaranteed. We attempt to set clear financial goals for corporate performance and we periodically review how executive pay aligns with Company financial performance.

•	Our Compensation Committee views Company performance in two primary ways:

•	The Company’s operating performance, including results against our long-term growth targets.

•	Return to shareholder over time, both on an absolute basis and relative to other companies including our Compensation peer group.

•	We attempt to mitigate undue risk, including utilizing clawback provisions, multiple performance targets, and robust Board of Directors and management processes to identify risk.

•	Our Compensation Committee benefits from its utilization of an independent compensation consulting firm.

•	We do not engage in certain compensation practices, including the following:

•	We do not provide excise tax gross-ups.

•	We do not have an executive retirement plan that provides extra benefits to the named executive officers.

•	We do not reprice underwater stock options.

We are asking you to indicate your approval for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking you to vote, on an advisory basis, FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative.”

While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The primary objective of our executive compensation program has been to align executive pay with Company performance and long-term shareholder value creation. With respect to 2014 compensation decisions, the Committee reviewed the performance of the Company in 2013 which it determined fell short of our expectations, the performance of each executive officer in 2013, relevant external market benchmark data provided by the Committee’s independent consultant, and relevant internal factors such as the Company’s business strategy and outlook for 2014 and the strength and continuity of the executive leadership team.

Based on these and other relevant considerations, the Compensation Committee approved the following decisions related to executive compensation levels and plan designs for 2014:

•	No changes to executive base salaries;

•	No change to the CEO’s target short-term incentive opportunity of 75% of salary, and no change to other NEOs’ target short-term incentive opportunities of 50% of salary;

•	No changes to the design of the Annual Bonus Plan;

•	No change to the CEO’s long-term incentive grant level of 150,000 options and 50,000 restricted shares, and no change to other NEO’s long-term incentive grant levels of 60,000 stock options and 20,000 restricted shares; and

•	No change in the equity grant mix of 75% stock options and 25% restricted shares, or to the material terms of these awards.

The Company’s operating plans for 2014 included an increase in revenues of 33% over 2013, an increase in non-GAAP operating income from $15.5 million in 2013 to $18.0 million and an increase in operating cash flow from $4.6 million of operating cash used in 2013 to operating cash flow of $26.0 million in 2014. The 2014 operating plans focused on successfully growing all of our businesses and integrating and leveraging the business of Pioneer Surgical, Inc. which was acquired in July, 2013. We believe the targeted results were significantly above growth rates for the Company’s competitors as well as its 2014 compensation peer group. See the discussion below under Short-Term Incentive Compensation which addresses the 2014 results compared to the 2014 targets in the Annual Bonus Plan.

The Company’s actual performance in 2014 was as follows:

•	Revenue increased $64.8 million over 2013;

•	Operating income increased $34.5 million over 2013;

•	Operating cash flow increased $11.3 million over 2013 ; and

•	Stock price increased 46.9%, from $3.54 on December 31, 2013 to $5.20 on December 31, 2014, which was the leading performance in our peer group of companies.

The Company’s 2014 results and the Compensation Committee’s deliberations were reflected in our final 2014 executive compensation decisions:

•	Short-term incentive compensation, based on targets achieved in the Annual Bonus Plan, were approved by the Compensation Committee and the Board of Directors on February 17, 2015;

•	The stock options granted on February 25, 2014 at an exercise price of $3.78 accrued in-the-money value by the end of the year (based on a year-end stock price of $5.20); and

•	The value of our executive’s stock holdings in RTI increased commensurate with the increase in shareholder value during the year.

We believe these performance and pay results demonstrate a strong alignment between executive compensation, Company performance, and shareholder value creation.

The remainder of this Compensation Discussion and Analysis provides the more detailed philosophy, process, considerations, and analysis involved in the determination of executive compensation, particularly in regards to our 2014 named executive officers composed of the executive officers listed above and Mr. Thomas F. Rose (our current Secretary who retired from his position as Executive Vice President Administration as of December 31, 2014).

Oversight of Executive Compensation Program

General. The Compensation Committee of our Board of Directors (the “Compensation Committee”), presently consisting of Dr. Crowninshield, Mr. Selquist and Mr. Smith, is responsible for the planning, review and administration of our executive compensation programs. The Board of Directors adopted an amended charter for the Compensation Committee in December 2014, a copy of which is available on our website at http://www.rtix.com/investors/corporate-governance/.

Our primary corporate objective is to provide a superior return to shareholders. To support this objective, we believe we must attract, retain and motivate top quality executive talent. We believe that the executive compensation program we adopt is a critical tool in this process. The executive compensation program is designed to link executive compensation to our performance through at-risk compensation opportunities, providing significant reward to executives based on our success. The executive compensation program consists of base salary, annual cash incentive opportunities and long-term incentives represented by stock option and restricted stock grants.

The Compensation Committee oversees our executive compensation programs. Our compensation programs are designed specifically for: (1) our executive officers named in the Summary Compensation Table and other officers of the Company and (2) a broad-base of Company employees. The Compensation Committee is charged with the review and approval of all annual compensation decisions relating to executive officers and our annual compensation guidelines for all other Company officers and employees.

Compensation Consultant

The Compensation Committee retains an independent compensation consultant to assist with the annual review of executive compensation levels. The Compensation Committee has engaged Pearl Meyer & Partners as its independent consultant since 2011. Pearl Meyer & Partners reports to and is directed by the Compensation Committee, and provides no other services to the Company. The compensation consultant assists the Compensation Committee by providing comparative market data on compensation practices and programs based on an analysis of the companies in our peer group identified below, and also provides guidance on industry best practices.

Peer Group and Compensation Targets

With the assistance of Pearl Meyer & Partners, the Compensation Committee selected a peer group of public companies and prepared an analysis of compensation paid to our executive officers against the executive officers at the peer companies, which we refer to as “compensation benchmarking data.” The 2013 peer group consisted of the following fourteen publicly-traded medical device related companies which had executives in positions that were of similar scope to RTI Surgical’s executives: Alphatec Holdings Inc.; Angiodynamics Inc.; Arthrocare Corporation; Atrion Corporation; Cryolife Inc.; Cyberonics Inc.; Exactech Inc.; Globus Medical, Inc.; Mako Surgical Corporation; Merit Medical Systems Inc.; Symmetry Medical Inc.; Tornier N.V.; Vascular Solutions Inc.; and Wright Medical Group Inc.

The compensation benchmarking data provides information to compare the compensation levels of executives, but is not the main determinant of compensation. In general, the Committee considers the executive’s compensation against the median of the compensation benchmarking data, and then considers additional factors such as Company performance, individual executive performance, internal pay equity among colleagues, and retention risks.

Overview of Compensation Philosophy and Program

In order to recruit and retain the most qualified and competent individuals as executive officers, we strive to maintain a compensation program that is competitive in the global labor market. Our compensation program is intended to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our executive officers:

•	drive and reward performance which supports the Company’s core values of quality, integrity, innovation, safety, and excellence;

•	provide a significant percentage of total compensation that is at-risk, or variable, based on predetermined performance criteria;

•	design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executive officers; and

•	set compensation and incentive levels that reflect competitive market practices.

Compensation Elements and Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our executive compensation philosophy includes the following four principles:

(i) Compensation should be related to performance

The Compensation Committee believes that a significant portion of an executive officer’s compensation should be tied not only to individual performance, but also to the performance of the executive officer’s function and to Company performance measured against both financial and non-financial goals and objectives.

During periods when performance meets or exceeds the established objectives, incentive compensation should be paid at or more than targeted levels, respectively. When our performance does not meet key objectives, incentive award payments, if any, should be less than such targeted levels.

(ii) Incentive compensation should represent a large portion of executive officers’ total compensation

A majority of targeted compensation should be in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. We believe this provides incentives to our executive officers to increase Company profitability and stockholder return in order to earn the major portion of their compensation package.

(iii) Compensation levels should be competitive

The Compensation Committee reviews the compensation benchmarking data to ensure that the compensation program is competitive. We believe that a competitive compensation program will enhance our ability to attract and retain executive officers.

(iv) Incentive compensation should balance short and long-term performance

The Compensation Committee seeks to structure a balance between achieving strong short-term annual results and ensuring our long-term viability and success. To reinforce the importance of balancing these perspectives, executive officers are regularly provided both short and long-term incentives.

We provide executive officers and many employees with various means of becoming stockholders of the Company. These opportunities include stock option grants and restricted stock awards.

The Compensation Committee believes that the mix of long-term incentives allows us to deliver long-term incentive awards aligned with the interests of stockholders. Stock options and restricted stock awards create a focus on share price appreciation. Finally, stock options and restricted stock awards serve as a retention tool to encourage recipients to remain at the Company.

Financial Metrics Used in Compensation Programs

Financial metrics are commonly referenced in defining Company performance for executive officer compensation. The Compensation Committee bases its compensation decisions on the Company’s performance related to certain objectives. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the executive officers. The Compensation Committee retains discretion to take other factors into account in determining annual bonuses and to award no annual bonuses even if performance criteria are met. These metrics are defined here, and their use in annual and short-term incentive programs is described below.

(i) Revenue

Revenue growth is a reflection of our ability to successfully bring new products to market, gain market share and expand the many markets that we serve.

(ii) Operating Income

We use operating income as a metric in the bonus plan for executive officers in order to measure growth and reflect how well we deliver value to our shareholders from our business operations. Operating income is a measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In 2014, primarily due to adjustments related to the 2013 acquisition of Pioneer Surgical, Inc., the short-term incentive goal was based on non-GAAP operating income, which was calculated as GAAP excluding certain charges as explained in further detail below in the section captioned “Components of the Executive Compensation Program—Short-Term Incentive Compensation.”

(iii) Operating Cash Flow

Operating cash flow is a GAAP measure and an indication of liquidity. We believe that operating cash flow is useful because it is a consistent measure of the underlying results of our business. Furthermore, management uses it internally as a measure of the performance of our operations.

Review of Executive Officer Performance

The Compensation Committee reviews, on an annual basis, each compensation element of an executive officer. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive compensation levels.

In addition, each year, the President and Chief Executive Officer presents to the Compensation Committee his evaluation of each executive officer, other than himself, which includes a review of contribution and performance over the past year, strengths, weaknesses, development plans and succession potential. The Compensation Committee also evaluates the President and Chief Executive Officer’s performance in light of corporate goals and objectives and other factors as the Compensation Committee deems appropriate. Following these reviews and a comparison to the compensation benchmarking data, the Compensation Committee makes its own assessments and approves compensation for each executive officer, including the President and Chief Executive Officer. The Compensation Committee recommends to the Board of Directors compensation for the executive officers, including the President and Chief Executive Officer. The Board of Directors evaluates the contribution and performance of the executive officers, including the President and Chief Executive Officer, and approves their compensation after considering the recommendation of the Compensation Committee.

Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for executive officers should consist of the following:

•	base salaries;

•	short-term incentive compensation;

•	long-term incentive compensation;

•	retirement, and health and welfare benefits; and

•	executive transition agreements.

Base Salaries

Base salaries are determined by evaluating an executive officer’s level of responsibility, experience, and performance. The Compensation Committee also considers the executive’s salary relative to the market median pay data provided by its independent consultant.

Increases to base salaries, if any, are driven primarily by individual performance and comparative data from the compensation benchmarking data. Individual performance is evaluated by reviewing the executive officer’s success in achieving business results, promoting our core values and demonstrating leadership abilities.

In setting the base salary of the executive officers for 2014, the Compensation Committee reviewed the compensation of comparable executive officers from the compensation benchmarking data. The Compensation Committee also considered the Company’s continuing achievement of its short- and long-term goals to:

•	achieve specific operating income, operating cash flow and revenue levels;

•	communicate strategy and financial results effectively; and

•	develop leadership capabilities.

The Compensation Committee reviews the compensation benchmarking data annually for general economic conditions and marketplace compensation trends. Base salaries for executive officers are usually adjusted:

•	when the current compensation demonstrates a significant deviation from the market data;

•	to recognize outstanding individual performance; or

•	to recognize an increase in responsibility.

The salaries paid to the executive officers during 2014 are shown in the Summary Compensation Table. As previously stated, the salaries of the executive officers in 2014 remained at 2013 levels.

Short-Term Incentive Compensation

The Annual Bonus Plan provides executive officers with the opportunity to earn cash bonuses based on the achievement of specific Company-wide performance goals. The Compensation Committee approves the design of the annual incentive component of our compensation program in an attempt to better align executive officer pay with our annual (short-term) performance. Incentive bonuses are generally paid in cash in February or March of each year for the prior year’s performance. Bonus payments to executive officers above certain target amounts may be paid in restricted stock instead of cash.

The Compensation Committee approves a target incentive opportunity as a percentage of each executive officer’s base salary. These target percentages are based on a variety of factors, including the relative contribution of the role to company performance, internal equity among colleagues, and competitive market practices. The incentive target percentage represents the executive officer’s annual bonus opportunity if the annual performance goals of the incentive plan are achieved.

The Annual Bonus Plan establishes a set of financial metrics for each executive officer that will be used in the determination of that officer’s bonus. These metrics are selected with a goal to drive annual performance. The Board sets performance goals that it believes are achievable, but that represent improvements over the prior year’s performance.

The 2014 targets and bonus criteria for each of our named executive officers were as follows:

Name	Office	Bonus Target as a Percentage of Salary	Bonus Criteria (1)
Brian K. Hutchison	President and Chief Executive Officer	75%	Revenue 33.3%, Non-GAAP Operating Income 33.3% and Operating Cash Flow 33.4%

Robert P. Jordheim	Executive Vice President and Chief Financial Officer	50%	Revenue 33.3%, Non-GAAP Operating Income 33.3% and Operating Cash Flow 33.4%

Thomas F. Rose	Secretary and Former Executive Vice President Administration	50%	Revenue 33.3%, Non-GAAP Operating Income 33.3% and Operating Cash Flow 33.4%

Roger W. Rose	President, RTI Donor Services, Executive Vice President Tissue-Based Implants	50%	Revenue 33.3%, Non-GAAP Operating Income 33.3% and Operating Cash Flow 33.4%

Caroline A. Hartill	Executive Vice President and Chief Scientific Officer	50%	Revenue 33.3%, Non-GAAP Operating Income 33.3% and Operating Cash Flow 33.4%

(1)	The operating income performance was calculated using non-GAAP measures, which we believe provide meaningful supplemental information regarding our core operational performance, as more fully described in Appendix A to this Proxy Statement.

There were no changes in short-term incentive targets as a percent of base salary for our executive officers in 2014.

The specific 2014 performance goals established by the Compensation Committee for the executive officers in each bonus criterion, together with the level of the Company’s actual 2014 performance in those criteria, are set forth in the following table:

Performance Category	2014 Target		2014 Results		Percentage Achievement
Revenue	$264.9 Million		$262.8 Million		92.2%
Non-GAAP Operating Income	$18.0 Million	(1)	$16.3 Million	(2)	68.8%
Operating Cash Flow	$26.0 Million		$6.9 Million		—%

(1)	The calculation of non-GAAP operating income, for purposes of calculating 2014 target, equals GAAP operating income excluding an inventory purchase accounting adjustment of $5.7 million.
(2)	The calculation of non-GAAP operating income, for purposes of calculating 2014 results, equals GAAP operating income of $5.6 million, excluding severance charges of $4.8 million, litigation settlement charge of $0.2 million, and an inventory purchase accounting adjustment of $5.7 million.

In 2014, due primarily to adjustments related to the 2013 acquisition of Pioneer Surgical, Inc., the performance goal for operating income was calculated based on non-GAAP results.

Actual payouts under the Annual Bonus Plan are based upon a comparison of actual performance to performance goals approved by the Board of Directors at the beginning of the year. Payouts under the Annual Bonus Plan are discretionary by the Board of Directors and annual bonus payouts under the plan may reflect adjustments (downward or upward) for extraordinary or unusual accounting events.

The Board of Directors evaluation of the Company’s performance in the performance bonus criteria summarized above indicated that the Company was very close to reaching its revenue goals and achieved a 33% increase compared to the prior year. Operating income fell short of goal due to pressure on gross margin as the Company’s mix of revenues was not as planned and operating cash flow fell short of goal as the Company had significant investments in accounts receivable and inventories to support its growing business.

Accordingly, the Board of Directors decided not to adjust the calculated payouts of the 2014 short-term incentives for each of the named executive officers which was 54% of their overall bonus targets. The Board of Directors approved the bonuses which were paid in March 2015.

Long-Term Incentive Compensation

Long-term incentives comprise a significant portion of an executive officer’s total compensation package. The Compensation Committee’s objective is to provide executive officers with long-term incentive award opportunities that will align pay with shareholder value creation, encourage teamwork and collaboration in accomplishing long-term goals, facilitate stock ownership among executives, create retention incentives, and generally reflect competitive market practices. Currently, we provide executive officers with stock options and restricted stock awards.

Each year the Company budgets a certain level of equity compensation expense and the Compensation Committee and Board of Directors approve awards within budget guidelines. The executive officers are awarded stock options and/or restricted stock awards as part of the overall allocation of equity compensation to all managerial employees of the Company. The compensation benchmarking data is looked at as a point of reference as to whether or not executive officers are getting stock awards commensurate with responsibilities similar to executive officers in the peer companies.

The Compensation Committee approved long-term incentive awards to executive officers in 2014 consisting of stock options and restricted stock awards.

The long-term incentive information related to the executive officers for 2014 is included in the Summary Compensation Table under the columns Stock Awards and Option Awards. Additional information on long-term incentive awards is shown in the Grants of Plan-Based Awards Table and the Outstanding Equity Awards at Fiscal Year-End Table.

Stock Options

An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. Stock options provide key employees, including the executive officers, with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of future market price. Stock options for key employees are subject to stock option agreements under which one-fifth of the options vest and become exercisable on each anniversary of the original award date.

A stock option becomes valuable only if our Common Stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest” thus, providing an incentive for an option holder to remain employed by the Company. In addition, stock options link a portion of an employee’s compensation to stockholders’ interests by providing an incentive to make decisions designed to increase the market price of our stock.

The exercise prices of the stock options granted to the executive officers in 2014 are shown in the Grants of Plan-Based Awards Table. Additional information on these grants, including the number of shares subject to each grant, also is shown in the Grants of Plan-Based Awards Table.

Options generally are granted annually at the first Board of Directors meeting of the year, after final determination of our previous year’s operating results. Our practice is that the exercise price for each stock option is the market value on the date of grant. Under our option plans, the option price shall not be less than the fair market value of the shares on the date of grant.

There is a limited term in which key employees can exercise stock options, known as the option term. The option term is generally ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Option holders generally forfeit any unvested options if their employment with us terminates.

In certain instances, stock options may vest on an accelerated schedule. Retirement may trigger accelerated vesting if approved by the Compensation Committee. For example, all unvested options will vest as of the retirement date, and the optionee will have a certain period to exercise the options depending on the terms outlined in the stock option award agreement. However, the exercise period may not exceed the original option term.

Additionally, death or disability while employed with the Company may cause all stock options to vest automatically and become exercisable depending on the terms outlined in the stock option award agreement.

Restricted Stock Awards

Restricted stock awards (“RSAs”) are intended to retain key employees, including the executive officers, through vesting periods. Restricted stock awards provide the opportunity for capital accumulation and more predictable long-term incentive value.

RSAs generally are awarded periodically by the Compensation Committee. RSAs are shares of our Common Stock that are awarded with the restriction that the recipient remains with us until the date of vesting. RSAs generally vest one-third annually after the original award date. The purpose of granting RSAs is to encourage ownership of our Common Stock by, and retention of, our key employees. Executive officers are allowed to vote RSAs as a stockholder based on the number of shares held free of restriction.

Any unvested RSAs generally are forfeited if the recipient terminates employment with the Company or if they fail to meet the continuing employment restriction outlined in the RSA agreement. In the event of death or disability, any unvested RSAs are immediately vested.

The RSAs granted to the executive officers during 2014 are shown in the Grants of Plan-Based Awards Table. Additional information on these grants, including the number of shares subject to each grant, also is shown in the Grants of Plan-Based Awards Table.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the executive officers unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations, as well as pursuant to a plan approved by the Company’s stockholders. We may from time to time pay compensation to our executive officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

Although the Compensation Committee has generally attempted to structure executive compensation so as to preserve deductibility, it also believes that there are circumstances where our interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

Although equity awards may be deductible for tax purposes by the Company, the accounting rules pursuant to FASB ASC 718 require that the portion of the tax benefit in excess of the financial compensation cost be recorded to paid-in-capital.

Retirement, Health and Welfare Benefits

We offer a variety of retirement, health and welfare benefits to all eligible employees. The executive officers generally are eligible for the benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include options for medical, pharmacy, dental, vision, life insurance and accidental death and disability. Coverage under the life insurance and disability programs also offer benefit amounts specific to executive officers.

We offer retirement programs that are intended to supplement the employee’s personal savings and social security. The program includes RTI Surgical, Inc. Retirement Plan, which is a 401(k) plan. All U.S. employees, including executive officers, are generally eligible for the 401(k) Plan.

We adopted the 401(k) Plan to enable employees to save for retirement through a tax-advantaged combination of employee and Company contributions and to provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options. The 401(k) Plan allows eligible employees to elect to contribute up to 100% of their eligible compensation to an investment trust. Eligible compensation generally means all wages, salaries and commissions from the Company. Employee contributions are matched in cash by us at the rate of $1.00 per $1.00 of employee contribution for the first 6% of the employee’s eligible compensation. Employee’s contributions vest immediately and the employer’s contributions vest after the employee has three years of service with the Company. The 401(k) Plan provides for thirty-seven different investment options, for which the participant has sole discretion in determining how both the employer and employee contributions are invested. The 401(k) Plan does not provide our employees the option to invest directly in the Company’s stock. The 401(k) Plan offers in-service withdrawals in the form of loans, hardship distributions and distributions at 59.5 years of age. The 401(k) Plan benefits are payable pursuant to the participant’s election.

Perquisites and Perquisite Allowance Payments

Executive officers are provided with the following benefits as a supplement to their other compensation:

•	Health and Welfare Coverage: We pay 100% of the premium for both health and dental insurance for executive officers. In addition, at our expense each executive officer is allowed to have a complete and professional personal physical exam on an annual basis. Officers are responsible for deductibles under the health benefit plans.

•	Life Insurance & Accidental Death & Dismemberment Coverage: We pay 100% of the premium for both term life insurance and accidental death and dismemberment coverage, equal to $2,000,000 for our Chief Executive Officer. We pay 100% of the premium for both term life insurance and accidental death and dismemberment coverage, equal to $500,000 for the remaining executive officers. In addition, we also pay 100% of the premium for a $50,000 term life insurance policy for the executive officers of the Company.

•	Short-Term and Long-Term Disability: We pay 100% of the premium cost for these benefit programs for executive officers. The short-term disability program provides income replacement at 60% of base pay level for up to eleven weeks or recovery. The long-term disability program then pays 60% of the base pay level beginning on week twelve up to age 65.

Severance Plan

We do not have in effect any general severance plan that provides for change-in-control payments to our executive officers. We have executive transition agreements with each of our executive officers, which contain change-in-control provisions. These agreements are described under “Executive Transition Agreements” and “Potential Payments upon Termination of Employment” below.

Employment Agreements

We do not currently have employment agreements with our executive officers.

Executive Transition Agreements

In 2012, each of our executive officers at that time entered into an executive transition agreement with the Company: Brian K. Hutchison (President and Chief Executive Officer); Robert P. Jordheim (Executive Vice President and Chief Financial Officer); Thomas F. Rose (at that time, Executive Vice President Administration and Secretary; due to his resignation and retirement, Mr. Rose no longer has an arrangement); Roger W. Rose (President, RTI Donor Services, Executive Vice President Tissue-Based Implants); and Caroline A. Hartill (Executive Vice President and Chief Scientific Officer). Each executive transition agreement has an initial term of three years, subject to our right to extend the term of any agreement by giving written notice to the executive officer prior to its expiration. If a “Change in Control” (as defined in the agreement) occurs before the expiration of the then-current term of any agreement, and if the term would otherwise end within two years after the date of such Change in Control, then the term will automatically be extended to the second anniversary of the date of the Change in Control.

In general, the executive transition agreement with each executive officer (other than Mr. Hutchison) provides that if, during the term of the agreement, we or our successor terminates the employment of the executive officer without “Cause” (as defined below), or the executive officer voluntarily terminates his or her employment for “Good Reason” (as defined below), the executive officer will be entitled to periodic severance payments for 12 months totaling an amount equal to the sum of: (a) one year of the executive officer’s then-current annual base salary (or, if greater, the annual base salary in effect as of the beginning of the preceding year) plus (b) the amount of the executive officer’s then-current target bonus opportunity (or, if there is no target bonus for the year in which employment is terminated, the amount of the bonus earned by the executive officer for the immediately preceding year). Mr. Hutchison’s agreement provides for periodic severance payments, following such termination of employment, for 24 months totaling an amount equal to 2.0 times the sum of: (a) one year of his then-current annual base salary (or, if greater, the annual base salary in effect as of the beginning of the preceding year) plus (b) the amount of his then-current target bonus opportunity (or, if there is no target bonus for the year in which his employment is terminated, the amount of his bonus earned for the immediately preceding year).

Termination without “Cause” occurs if the executive is terminated for any reason other than: (1) conviction or a nolo contendere (uncontested) plea to a felony; (2) commission of fraud or a material act or omission involving dishonesty with respect to the company or its subsidiaries; (3) willful failure to carry out the material employment responsibilities; or (4) gross negligence or willful misconduct in the performance of the executive’s duties which has had or is reasonably likely to have a material adverse effect on the company.

An executive may terminate his or her employment for “Good Reason” upon the occurrence of any of following events or conditions: (1) the assignment to executive of any duties materially inconsistent with executive’s position, authority, duties or responsibilities as in effect immediately prior to such assignment, or any other material diminution in such position, authority, duties or responsibilities; (2) any material reduction in executive’s annual base salary or annual bonus opportunity in effect at any time and from time to time; (3) a relocation of executive’s principal office by more than 150 miles; or (4) the failure or refusal by a successor or acquiring company to expressly assume our obligations under the executive transition agreement upon the consummation of a “Change in Control” (as defined in the agreement).

The agreements further provide for: (1) the accelerated vesting of stock options, restricted stock units, shares of restricted stock and other forms of equity-based incentive awards granted to the executive officer and (2) continued participation, at the same benefit and contribution levels, in our group health plan for 18 months following such termination of employment.

Each executive officer’s right to receive and retain his or her respective severance payments or benefits is subject to certain conditions, including delivery of a release of the company and compliance with specified restrictive covenants following such termination.

Potential Payments upon Termination of Employment

The following tables disclose the estimated payments and benefits that would be provided to each of our executive officers, applying the assumptions that the triggering events described in their respective executive transition agreements took place on December 31, 2014 and their last day of employment was December 31, 2014.

Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our stock price and the executive’s age.

Brian K. Hutchison, President and Chief Executive Officer

	Termination without Cause or Resignation for Good Reason
Base Salary	$1,100,000	(1)
Bonus	825,000	(2)
Unvested Equity Awards	1,085,934	(3)
Value of Life and Medical Insurance Benefits	10,366	(4)

Total	$3,021,300

(1)	Assumes a base salary of $550,000 per year.
(2)	Assumes $412,500 as the target bonus opportunity for the year in which Mr. Hutchison’s employment terminates.
(3)	The closing price of our common stock on December 31, 2014 was $5.20 per share, and Mr. Hutchison had 30,000 unvested options with an exercise price of $2.69 per share, 120,000 unvested options with an exercise price of $3.60 per share, 150,000 unvested options with an exercise price of $3.78 per share, 72,000 unvested options with an exercise price of $4.02 per share, 20,000 unvested options with an exercise price of $4.30 per share, and 96,668 unvested restricted stock awards as of December 31, 2014.
(4)	Includes the premiums to be paid by the company for life, health, dental and vision insurance.

Robert P. Jordheim, Executive Vice President and Chief Financial Officer

	Termination without Cause or Resignation for Good Reason
Base Salary	$336,000	(1)
Bonus	168,000	(2)
Unvested Equity Awards	552,725	(3)
Value of Life and Medical Insurance Benefits	10,999	(4)

Total	$1,067,724

(1)	Assumes a base salary of $336,000 per year.
(2)	Assumes $168,000 as the target bonus opportunity for the year in which Mr. Jordheim’s employment terminates.
(3)	The closing price of our common stock on December 31, 2014 was $5.20 per share, and Mr. Jordheim had 24,000 unvested options with an exercise price of $2.69 per share, 40,000 unvested options with an exercise price of $3.20 per share, 48,000 unvested options with an exercise price of $3.60 per share, 60,000 unvested options with an exercise price of $3.78 per share, 36,000 unvested options with an exercise price of $4.02 per share, and 40,001 unvested restricted stock awards as of December 31, 2014.

(4)	Includes the premiums to be paid by the company for life, health, dental and vision insurance.

Thomas F. Rose, Secretary and Former Executive Vice President Administration (1)

	Termination without Cause or Resignation for Good Reason
Base Salary	$330,000
Bonus	165,000
Unvested Equity Awards	487,125	(2)
Value of Life and Medical Insurance Benefits	8,667	(3)

Total	$990,792

(1)	Mr. T. Rose retired from the company as of December 31, 2014. Amounts of salary and bonus under provisions of Mr. T. Rose’s transition agreement will be paid during 2015.
(2)	The closing price of our common stock on December 31, 2014 was $5.20 per share, and Mr. T. Rose had 24,000 unvested options with an exercise price of $2.69 per share, 48,000 unvested options with an exercise price of $3.60 per share, 60,000 unvested options with an exercise price of $3.78 per share, 36,000 unvested options with an exercise price of $4.02 per share, 16,000 unvested options with an exercise price of $4.30 per share, and 40,001 unvested restricted stock awards as of December 31, 2014. All awards became fully vested on December 31, 2014.
(3)	Includes the premiums to be paid by the company for life, health, dental and vision insurance.

Roger W. Rose, President, RTI Donor Services, Executive Vice President Tissue-Based Implants

	Termination without Cause or Resignation for Good Reason
Base Salary	$330,000	(1)
Bonus	165,000	(2)
Unvested Equity Awards	449,805	(3)
Value of Life and Medical Insurance Benefits	11,451	(4)

Total	$956,256

(1)	Assumes a base salary of $330,000 per year.
(2)	Assumes $165,000 as the target bonus opportunity for the year in which Mr. R. Rose’s employment terminates.
(3)	The closing price of our common stock on December 31, 2014 was $5.20 per share, and Mr. R. Rose had 12,000 unvested options with an exercise price of $2.69 per share, 48,000 unvested options with an exercise price of $3.60 per share, 60,000 unvested options with an exercise price of $3.78 per share, 36,000 unvested options with an exercise price of $4.02 per share, 8,000 unvested options with an exercise price of $4.30 per share, and 40,001 unvested restricted stock awards as of December 31, 2014.
(4)	Includes the premiums to be paid by the company for life, health, dental and vision insurance.

Caroline A. Hartill, Executive Vice President and Chief Scientific Officer

	Termination without Cause or Resignation for Good Reason
Base Salary	$334,000	(1)
Bonus	167,000	(2)
Unvested Equity Awards	487,125	(3)
Value of Life and Medical Insurance Benefits	7,311	(4)

Total	$995,436

(1)	Assumes a base salary of $334,000 per year.
(2)	Assumes $167,000 as the target bonus opportunity for the year in which Ms. Hartill’s employment terminates.
(3)	The closing price of our common stock on December 31, 2014 was $5.20 per share, and Ms. Hartill had 24,000 unvested options with an exercise price of $2.69 per share, 48,000 unvested options with an exercise price of $3.60 per share, 60,000 unvested options with an exercise price of $3.78 per share, 36,000 unvested options with an exercise price of $4.02 per share, 16,000 unvested options with an exercise price of $4.30 per share, and 40,001 unvested restricted stock awards as of December 31, 2014.
(4)	Includes the premiums to be paid by the company for life, health, dental and vision insurance.

Restricted Stock Awards

Upon vesting of a restricted stock award and after the payment of the taxes due as a result of vesting, the executive officer is allowed to sell the vested shares. We do not currently have any post vesting holding period on restricted stock awards.

Exercise of Stock Options

Upon exercise of a stock option, the executive officer is allowed to sell the shares acquired upon exercise. We do not currently have any post exercise holding period on shares acquired upon exercise of stock options.

Claw Backs

The Board shall, in all appropriate circumstances, require reimbursement of any annual incentive payment or long-term incentive payment under any Award to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the SEC and (2) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company will seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results. For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

Risk Assessment

Public companies are required to conduct a risk assessment to determine if there are any compensation programs, policies, or practices that are “reasonably likely” to have a material adverse effect on the Company.

The Compensation Committee conducted a risk assessment of the Company’s compensation policies and practices for the fiscal year 2014. This risk assessment consisted of a review of cash and equity compensation provided to senior executives and incentive compensation plans which provide variable compensation based upon Company and individual performance. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to the Company’s overall business and do not create risk that is reasonably likely to have a material adverse effect on the Company. The following characteristics of our compensation programs support this finding:

•	our use of different types of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components;

•	our use of multiple performance measures in the short-term incentive program;

•	our practice of looking beyond results-oriented performance and assessing the contributions of a particular executive;

•	the ability of the Compensation Committee to reduce incentive payouts if deemed appropriate; and

•	the ability of our Board to recoup compensation in accordance with our “Clawback Policy”.

Peer Group and Compensation Targets for 2015

With the assistance of Pearl Meyer & Partners, the Compensation Committee selected a peer group of public companies and prepared an analysis of compensation paid to our executive officers against the executive officers at the peer companies, which we refer to as “compensation benchmarking data.” The 2014 peer group consisted of the following thirteen publicly-traded medical device related companies which had executives in positions that were of similar scope to RTI Surgical’s executives: Alphatec Holdings, Inc.; AngioDynamics Inc.; Atrion Corp.; CryoLife Inc.; Cyberonics Inc.; Endologix Inc.; Exactech Inc.; Globus Medical, Inc.; K2M Group Holdings, Inc.; Merit Medical Systems; Tornier N.V.; Vascular Solutions Inc.; and Wright Medical Group Inc.

2015 Compensation Decisions

The table below summarizes the 2015 compensation decisions for the 2015 Named Executive Officers. These decisions will be more fully discussed in the proxy statement for our 2015 annual meeting.

Name	Title	Annualized Base Salary ($)	Target Bonus ($) (1)	Number of Stock Options (#) (2)	Number of Restricted Stock Awards (#) (3)
Brian K. Hutchison	President and Chief Executive Officer	577,500	490,875	150,000	50,000

Robert P. Jordheim	Executive Vice President and Chief Financial Officer	352,800	176,400	60,000	20,000

Roger W. Rose	President, RTI Donor Services, Executive Vice President Tissue- Based Implants	339,900	169,950	60,000	20,000

Caroline A. Hartill	Executive Vice President and Chief Scientific Officer	350,700	175,350	60,000	20,000

John N. Varela	Vice President US Operations	312,000	124,800	30,000	—

(1)	Each Named Executive Officer bonus plan for 2015 includes an opportunity to earn an over achievement bonus of up to an additional 50% of target bonus, based on sales and earnings metrics.
(2)	The stock options are exercisable for $5.23 per share (the closing price on the date of grant) and will vest in five equal annual installments beginning on the first anniversary of the date of grant.
(3)	The restricted stock awards were granted at $5.23 per share (the closing price on the date of grant) and will vest in three equal annual installments beginning on the first anniversary of the date of grant.

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our chief executive officer, our chief financial officer and each of the other three most highly compensated executive officers who were serving as executive officers at December 31, 2014 for the years indicated.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($)		Total ($)
Brian K. Hutchison	2014	550,000	189,000	276,465	222,750	30,991	22,511	(4)	1,291,717
President and Chief Executive Officer	2013	547,000	180,000	258,135	—	97,728	22,146	(5)	1,105,009
	2012	533,155	160,800	294,024	477,855	49,651	20,418	(6)	1,535,903

Robert P. Jordheim	2014	336,000	75,600	110,586	90,720	—	22,632	(7)	635,538
Executive Vice President, Chief Financial Officer	2013	332,308	72,000	103,254	—	—	22,399	(8)	529,961
	2012	317,693	80,400	147,012	203,397	—	21,860	(9)	770,362

Thomas F. Rose	2014	330,016	75,600	110,586	89,104	9,548	21,378	(10)	636,232
Secretary and Former Executive Vice President Administration	2013 2012	328,386 317,693	72,000 80,400	103,254 147,012	— 203,397	16,113 11,995	17,815 19,977	(11) (12)	537,568 780,474

Roger W. Rose	2014	330,016	75,600	110,586	89,104	3,215	23,234	(13)	631,755
President, RTI Donor Services, Executive Vice President Tissue-Based Implants	2013 2012	327,705 317,693	72,000 80,400	103,254 147,012	— 203,397	4,630 837	22,705 19,449	(14) (15)	530,294 768,788

Caroline A. Hartill	2014	334,016	75,600	110,586	90,184	18,378	17,875	(16)	646,639
Executive Vice President, Chief Scientific Officer	2013	330,100	72,000	103,254	—	43,906	20,957	(17)	570,217
	2012	317,693	80,400	147,012	203,397	17,215	16,728	(18)	782,445

(1)	Reflects the fair value of the award at date of grant. The stock option award fair values are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions underlying the valuation of restricted stock awards and stock options are set forth in footnote 5 to our consolidated financial statements for the year ended December 31, 2014.
(2)	Reflects bonuses earned under the Annual Bonus Plan.
(3)	Reflects the increase in value of named executive officer benefits under the Executive Nonqualified Excess Plan.
(4)	Includes matching contributions under our 401(k) Plan of $15,600, payment of $4,085 for health and dental insurance and payment of $2,826 for term life insurance.
(5)	Includes matching contributions under our 401(k) Plan of $15,300, payment of $3,985 for health and dental insurance and payment of $2,861 for term life insurance.
(6)	Includes matching contributions under our 401(k) Plan of $13,752, payment of $3,840 for health and dental insurance and payment of $2,826 for term life insurance.
(7)	Includes matching contributions under our 401(k) Plan of $15,300, payment of $6,539 for health and dental insurance and payment of $793 for term life insurance.
(8)	Includes matching contributions under our 401(k) Plan of $15,300, payment of $6,296 for health and dental insurance and payment of $803 for term life insurance.
(9)	Includes matching contributions under our 401(k) Plan of $15,000, payment of $6,067 for health and dental insurance and payment of $793 for term life insurance.

(10)	Includes matching contributions under our 401(k) Plan of $15,600, payment of $4,126 for health and dental insurance, payment of $1,652 for term life insurance. Mr. T Rose retired from the Company effective December 31, 2014.
(11)	Includes matching contributions under our 401(k) Plan of $12,838, payment of $3,985 for health and dental insurance, payment of $992 for term life insurance.
(12)	Includes matching contributions under our 401(k) Plan of $14,700, payment of $3,625 for health and dental insurance, payment of $1,652 for term life insurance.
(13)	Includes matching contributions under our 401(k) Plan of $15,600, payment of $6,539 for health and dental insurance and payment of $1,095 for term life insurance.
(14)	Includes matching contributions under our 401(k) Plan of $15,300, payment of $6,296 for health and dental insurance and payment of $1,109 for term life insurance.
(15)	Includes matching contributions under our 401(k) Plan of $15,000, payment of $3,355 for health and dental insurance and payment of $1,094 for term life insurance.
(16)	Includes matching contributions under our 401(k) Plan of $13,001, payment of $3,895 for health and dental insurance and payment of $979 for term life insurance.
(17)	Includes matching contributions under our 401(k) Plan of $15,300, payment of $3,985 for health and dental insurance and payment of $1,672 for term life insurance.
(18)	Includes matching contributions under our 401(k) Plan of $11,909, payment of $3,840 for health and dental insurance and payment of $979 for term life insurance.

Grants of Plan-Based Awards

This table discloses the actual numbers of restricted stock awards and stock options granted during 2014 and the grant date fair value of these awards. It also captures potential future payouts under the Company’s non-equity incentive plans.

Name	Grant Date				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)
		Threshold	Target	Maximum
		($)	($)	($)
Brian K. Hutchison	2/25/2014	206,250	412,500	618,750	50,000	(2)	150,000	(3)	3.78	465,465
Robert P. Jordheim	2/25/2014	84,000	168,000	252,000	20,000	(2)	60,000	(3)	3.78	186,186
Thomas F. Rose	2/25/2014	82,500	165,000	247,500	20,000	(2)	60,000	(3)(4)	3.78	186,186
Roger W. Rose	2/25/2014	82,500	165,000	247,500	20,000	(2)	60,000	(3)	3.78	186,186
Caroline A. Hartill	2/25/2014	83,500	167,000	250,500	20,000	(2)	60,000	(3)	3.78	186,186

(1)	These amounts represent the threshold, target, and maximum bonuses payable to each executive under the Company’s 2014 Bonus Plan.
(2)	Such restricted stock awards were granted on February 25, 2014 pursuant to our 2010 Equity Incentive Plan. Subject to the recipient’s continued service with us, 33% of these restricted stock awards will become vested on each anniversary date from February 25, 2015 through February 25, 2017.
(3)	Such options were granted on February 25, 2014 pursuant to our 2010 Equity Incentive Plan. Subject to the recipient’s continued service with us, 20% of these options will become exercisable on each anniversary date from February 25, 2015 through February 25, 2019.
(4)	Mr. T Rose retired from the Company effective December 31, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2014 for executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian K. Hutchison (1)	45,000	30,000	2.69	2/28/2021	—	—	—	—
	100,000	—	2.98	2/10/2019	—	—	—	—
	30,000	120,000	3.60	2/25/2023	—	—	—	—
		150,000	3.78	2/25/2024	—	—	—	—
	48,000	72,000	4.02	2/9/2022	—	—	—	—
	80,000	20,000	4.30	4/20/2020	—	—	—	—
	92,253	—	6.18	6/27/2015	—	—	—	—
	30,000	—	7.25	3/2/2017	—	—	—	—
	34,506	—	7.28	3/7/2016	—	—	—	—
	35,000	—	7.45	1/28/2018	—	—	—	—
					96,668	502,674	—	—
Robert P. Jordheim (2)	36,000	24,000	2.69	2/28/2021	—	—	—	—
	160,000	40,000	3.20	6/21/2020	—	—	—	—
	12,000	48,000	3.60	2/25/2023	—	—	—	—
		60,000	3.78	2/25/2024	—	—	—	—
	24,000	36,000	4.02	2/9/2022	—	—	—	—
					40,001	208,005	—	—
Thomas F. Rose (3)(6)	60,000	—	2.69	2/28/2021	—	—	—	—
	60,000	—	2.98	2/10/2019	—	—	—	—
	60,000	—	3.60	2/25/2023	—	—	—	—
	60,000	—	3.78	2/25/2024	—	—	—	—
	60,000	—	4.02	2/9/2022	—	—	—	—
	80,000	—	4.30	4/20/2020	—	—	—	—
	50,000	—	6.18	6/27/2015	—	—	—	—
	30,000	—	7.25	3/2/2017	—	—	—	—
	20,000	—	7.28	3/7/2016	—	—	—	—
	30,000	—	7.45	1/28/2018	—	—	—	—
					—	—	—	—
Roger W. Rose (4)	18,000	12,000	2.69	2/28/2021	—	—	—	—
	30,000	—	2.98	2/10/2019	—	—	—	—
	12,000	48,000	3.60	2/25/2023	—	—	—	—
		60,000	3.78	2/25/2024	—	—	—	—
	24,000	36,000	4.02	2/9/2022	—	—	—	—
	32,000	8,000	4.30	4/20/2020	—	—	—	—
	50,000	—	6.18	6/27/2015	—	—	—	—
	30,000	—	7.25	3/2/2017	—	—	—	—
	20,000	—	7.28	3/7/2016	—	—	—	—
	15,000	—	7.45	1/28/2018	—	—	—	—
					40,001	208,005	—	—
Caroline A. Hartill (5)	36,000	24,000	2.69	2/28/2021	—	—	—	—
	60,000	—	2.98	2/10/2019	—	—	—	—
	12,000	48,000	3.60	2/25/2023	—	—	—	—
		60,000	3.78	2/25/2024	—	—	—	—
	24,000	36,000	4.02	2/9/2022	—	—	—	—
	64,000	16,000	4.30	4/20/2020	—	—	—	—
	50,000	—	6.18	6/27/2015	—	—	—	—
	30,000	—	7.25	3/2/2017	—	—	—	—
	20,000	—	7.28	3/7/2016	—	—	—	—
	30,000	—	7.45	1/28/2018	—	—	—	—
					40,001	208,005	—	—

(1)	Mr. Hutchison holds the following stock options which vest 20% per year over a five-year period from the date of grant and restricted stock awards which vests 33.3% per year over a three-year period from the date of grant:

- 150,000 stock options granted on February 25, 2014. 30,000 stock options have vested, or will vest, on each of February 25, 2015, 2016, 2017, 2018 and 2019.

- 150,000 stock options granted on February 25, 2013. 30,000 stock options have vested, or will vest, on each of February 25, 2014, 2015, 2016, 2017 and 2018.

- 120,000 stock options granted on February 9, 2012. 24,000 stock options have vested, or will vest, on each of February 9, 2013, 2014, 2015, 2016 and 2017.

- 75,000 stock options granted on February 28, 2011. 15,000 stock options have vested, or will vest, on each of February 28, 2012, 2013, 2014, 2015 and 2016.

- 100,000 stock options granted on April 20, 2010. 20,000 stock options have vested, or will vest, on each of April 20, 2011, 2012, 2013, 2014, and 2015.

- 40,000 restricted stock awards granted February 9, 2012. 13,333 restricted stock awards vested on February 9, 2013 and 2014. 13,334 restricted stock awards will vest on February 9, 2015.

- 50,000 restricted stock awards granted February 25, 2013. 16,666 restricted stock awards vested on February 25, 2014. 16,667 restricted stock awards will vest on February 25, 2015 and 2016.

- 50,000 restricted stock awards granted February 25, 2014. 16,666 restricted stock awards will vest on February 25, 2015. 16,667 restricted stock awards will vest on February 25, 2016, and 2017.

(2)	Mr. Jordheim holds the following stock options which vest 20% per year over a five-year period from the date of grant and a restricted stock award which vests 33.3% per year over a three-year period from the date of grant:

- 60,000 stock options granted on February 25, 2014. 12,000 stock options have vested, or will vest, on each of February 25, 2015, 2016, 2017, 2018 and 2019.

- 60,000 stock options granted on February 25, 2013. 12,000 stock options have vested, or will vest, on each of February 25, 2014, 2015, 2016, 2017 and 2018.

- 60,000 stock options granted on February 9, 2012. 12,000 stock options have vested, or will vest, on each of February 9, 2013, 2014, 2015, 2016 and 2017.

- 60,000 stock options granted on February 28, 2011. 12,000 stock options have vested, or will vest, on each of February 28, 2012, 2013, 2014, 2015 and 2016.

- 200,000 stock options granted on June 21, 2010. 40,000 stock options have vested, or will vest, on each of June 21, 2011, 2012, 2013, 2014 and 2015.

- 20,000 restricted stock awards granted February 9, 2012. 6,666 restricted stock awards vested on February 9, 2013. 6,667 restricted stock awards have vested, or will vest, on each of February 9, 2014 and 2015.

- 20,000 restricted stock awards granted February 25, 2013. 6,666 restricted stock awards vested on February 25, 2014. 6,667 restricted stock awards have vested, or will vest, on each of February 25, 2015 and 2016.

- 20,000 restricted stock awards granted February 25, 2014. 6,666 restricted stock awards vested on February 25, 2015. 6,667 restricted stock awards have vested, or will vest on, each of February 25, 2016 and 2017.

(3)	Mr. T Rose retired from the Company effective December 31, 2014. His outstanding stock options and restricted stock vested upon his retirement.
(4)	Mr. Roger Rose holds the following stock options which vest 20% per year over a five-year period from the date of grant and a restricted stock award which vests 33.3% per year over a three-year period from the date of grant:

- 60,000 stock options granted on February 25, 2014. 12,000 stock options have vested, or will vest on, each of February 25, 2015, 2016, 2017, 2018 and 2019.

- 60,000 stock options granted on February 25, 2013. 12,000 stock options have vested, or will vest on, each of February 25, 2014, 2015, 2016, 2017 and 2018.

- 60,000 stock options granted on February 9, 2012. 12,000 stock options have vested, or will vest, on February 9, 2013, 2014, 2015, 2016 and 2017.

- 30,000 stock options granted on February 28, 2011. 6,000 stock options have vested, or will vest, on each of February 28, 2012, 2013, 2014, 2015 and 2016.

- 40,000 stock options granted on April 20, 2010. 8,000 stock options have vested, or will vest, on each of April 20, 2011, 2012, 2013, 2014 and 2015.

- 20,000 restricted stock awards granted February 9, 2012. 6,666 restricted stock awards vested on February 9, 2013. 6,667 restricted stock awards have vested, or will vest, on each of February 9, 2014 and 2015.

- 20,000 restricted stock awards granted February 25, 2013. 6,666 restricted stock awards vested on February 25, 2014. 6,667 restricted stock awards have vested, or will vest, on each of February 25, 2015 and 2016.

- 20,000 restricted stock awards granted February 25, 2014. 6,666 restricted stock awards vested on February 25, 2015. 6,667 restricted stock awards have vested, or will vest on, each of February 25, 2016 and 2017.

(5)	Ms. Hartill holds the following stock options which vest 20% per year over a five-year period from the date of grant and a restricted stock award which vests 33.3% per year over a three-year period from the date of grant:

- 60,000 stock options granted on February 25, 2014. 12,000 stock options have vested, or will vest on, each of February 25, 2015, 2016, 2017, 2018 and 2019.

- 60,000 stock options granted on February 25, 2013. 12,000 stock options have vested, or will vest, on each of February 25, 2014, 2015, 2016, 2017 and 2018.

- 60,000 stock options granted on February 9, 2012. 12,000 stock options have vested, or will vest, on each of February 9, 2013, 2014, 2015, 2016 and 2017.

- 60,000 stock options granted on February 28, 2011. 12,000 stock options have vested, or will vest, on each of February 28, 2012, 2013, 2014, 2015 and 2016.

- 80,000 stock options granted on April 20, 2010. 16,000 stock options have vested, or will vest, on each of April 20, 2011, 2012, 2013, 2014 and 2015.

- 20,000 restricted stock awards granted February 9, 2012. 6,666 restricted stock awards vested on February 9, 2013. 6,667 restricted stock awards have vested, or will vest, on each of February 9, 2014 and 2015.

- 20,000 restricted stock awards granted February 25, 2013. 6,666 restricted stock awards vested on February 25, 2014. 6,667 restricted stock awards have vested, or will vest, on each of February 25, 2015 and 2016.

- 20,000 restricted stock awards granted February 25, 2014. 6,666 restricted stock awards vested on February 25, 2015. 6,667 restricted stock awards have vested, or will vest on, each of February 25, 2016 and 2017.

Option Exercises and Stock Vested

The following table sets forth information with respect to restricted stock awards held by the persons named in the Summary Compensation Table that vested in 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (#)
Brian K. Hutchison	—	$—	38,332	$137,928
Robert P. Jordheim	—	—	19,999	72,062
Thomas F. Rose (1)	—	—	60,000	280,067
Roger W. Rose	—	—	19,999	72,062
Caroline A. Hartill	—	—	19,999	72,062

(1)	Mr. T Rose retired from the Company effective December 31, 2014.

Nonqualified Deferred Compensation

The following table provides information about contributions, earnings, withdrawals, distributions and balances under the Executive Nonqualified Excess Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)
Brian K. Hutchison	$8,951	$—	$30,991	$(300,000)	$353,662
Robert P. Jordheim	—	—	—	—	—
Thomas F. Rose (3)	33,414	—	9,548	—	349,260
Roger W. Rose	10,097	—	3,215	—	39,821
Caroline A. Hartill	13,516	—	18,378	—	227,376

(1)	Contributions to the Plan are deferrals of base pay and at the employee’s option potentially deferrals of a portion of the annual bonus, if any.
(2)	Aggregate balance in Plan consists of cumulative deferrals, base pay and annual bonus as reported in the Summary Compensation table, aggregate investment returns less withdrawals and distributions.
(3)	Mr. T Rose retired from the Company effective December 31, 2014.

The Company has an Executive Nonqualified Excess Plan (“Excess Plan”) that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the Company’s qualified 401(k) Plan.

At the time participation is elected and on an annual basis thereafter, employees must specify the amount of base pay and/or the percentage of bonus to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined as at least age 55 with 10 years of service), distribution is made in the form of a lump sum payment, annual installments or a combination of both at the time of termination, subject to any delay required under Section 409A of the Code. At retirement, benefits are paid according to the distribution election made by the participant at the time of the deferral election and are subject to any delay required under Section 409A of the Code. No withdrawals are permitted during employment or prior to the previously elected distribution date, other than “hardship” withdrawals as permitted by applicable law.

Amounts deferred or credited under the Excess Plan are credited with an investment return determined as if the account were invested in one or more investment funds made available by the Company. Accounts maintained for participants under the Excess Plan are not held in trust, and all such accounts are subject to the claims of general creditors of nonqualified deferred compensation plans. No amounts are credited with above-market earnings.

Summary of Plans

The following section provides information on Company-sponsored plans noted in the Compensation Discussion and Analysis or in the executive compensation tables in which the named executive officers participate. As discussed above, the 2015 Plan (if approved) will serve as the successor to each of the plans described below.

Regeneration Technologies, Inc. 1998 Stock Option Plan, Regeneration Technologies, Inc. 2004 Equity Incentive Plan and RTI Biologics, Inc. 2010 Equity Incentive Plan—The Company adopted equity incentive plans in 1998 (the “1998 Plan”), 2004 (the “2004 Plan”) and 2010 (the “2010 Plan”), which provide for the grant of incentive and nonqualified stock options and restricted stock to key employees, including officers and directors of the Company and consultants and advisors. The 2010 Plan allows for up to 5,000,000 shares of common stock to be issued with respect to awards granted. New stock options may no longer be awarded under either the 1998 Plan or the 2004 Plan.

Tutogen Medical, Inc. (“TMI”) 1996 Stock Option Plan and TMI 2006 Incentive and Non-Statutory Stock Option Plan—In connection with the merger with TMI in 2008, the Company assumed the TMI 1996 Stock Option Plan and the TMI 2006 Incentive and Non-Statutory Stock Option Plan (the “2006 TMI Plan”). The TMI 2006 Plan allows for 1,830,000 shares of common stock which may be issued with respect to stock options granted to former TMI employees or employees of the Company hired subsequent to the TMI acquisition. New stock options may no longer be awarded under the TMI 1996 Stock Option Plan.

Compensation Committee Consideration of Shareholder Advisory Votes

At the Company’s annual meeting of shareholders held on April 29, 2014, the Company submitted the compensation of its executive officers to the Company’s shareholders in a non-binding vote. The Company’s executive compensation program received the support of the holders of more than 94% of the shares represented at the meeting. The Compensation Committee considered the results of the 2014 vote and views the outcome as evidence of strong shareholder support of the Company’s executive compensation decisions and policies. The Compensation Committee will continue to review future shareholder voting results, including the voting results with respect to “Proposal 3—Advisory Vote on Executive Compensation” described in this Proxy Statement, and determine whether to make any changes to the Company’s executive compensation program in light of such voting results.

DIRECTOR COMPENSATION

Board compensation is determined by the Compensation Committee and is reviewed annually.

Our directors who are also our employees or officers did not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred relating to their attendance at meetings. In 2014 our non-employee directors received an annual retainer of $40,000, paid in quarterly installments. In addition, our non-employee directors received Chair and Member retainers ranging from $3,750 to $15,000 based on committee service. In 2014, the Chairman of the Board received an additional annual retainer of $35,000. There were no changes to Board compensation levels in 2014.

At the discretion of our Board of Directors or Compensation Committee, our directors are also eligible to receive awards under our 2010 Plan, and 2006 TMI Plan. On April 28, 2014, our Chairman, Dean H. Bergy, received a grant of 18,293 restricted stock awards at a stock price of $4.10 per share and each of Philip R. Chapman, Roy D. Crowninshield, Peter F. Gearen, Adrian J. R. Smith, Curt M. Selquist, Ned H. Villers and our former Director Julianne M. Bowler received a grant of 14,634 restricted stock awards at a stock price of $4.10 per share. In addition, on October 21, 2014, our new non-employee director, Shirley A. Weis, received a grant of 8,535 restricted stock awards at a stock price of $3.64 per share. These restricted stock awards were subject to a restricted stock award agreement under which full vesting of the restricted stock award occurs on the day prior to the 2015 annual meeting.

The following table discloses the cash fees and stock awards and total compensation earned, paid or awarded, as the case may be, to each of the Company’s directors during 2014. Columns disclosing compensation under the headings “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” and “All Other Compensation” are not included because no compensation in these categories was awarded to, earned by or paid to our directors in 2014.

Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)		Total ($)
Dean H. Bergy	90,000	75,000	(3)	165,000
Julianne M. Bowler	55,000	60,000	(4)	115,000
Philip R. Chapman	51,251	60,000	(5)	111,251
Roy D. Crowninshield	52,500	60,000	(5)	112,500
Peter F. Gearen	47,500	60,000	(5)	107,500
Curt M. Selquist	45,000	60,000	(5)	105,000
Adrian J. R. Smith	53,751	60,000	(5)	113,751
Ned H. Villers	40,000	60,000	(5)	100,000
Shirley A. Weis	—	31,068	(6)	31,068

(1)	Includes 2014 annual cash retainer fees for serving on our Board and committees of our Board.
(2)	Reflects the restricted stock award value at date of grant. The value is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions underlying the valuation of restricted stock awards are included in footnote 5 to our consolidated financial statements for the year ended December 31, 2014.
(3)	Includes 18,293 restricted stock awards granted in 2014 at a stock value of $4.10.
(4)	Julianne M. Bowler resigned from our Board on October 21, 2014.
(5)	Includes 14,634 restricted stock awards granted in 2014 at a stock value of $4.10.
(6)	Includes 8,535 restricted stock awards granted in 2014 at a stock value of $3.64.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Roy D. Crowninshield

Curtis M. Selquist

Adrian J. R. Smith (Committee Chairperson)

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND CERTAIN

BENEFICIAL OWNERS

The following table sets forth information as of February 17, 2015 regarding the beneficial ownership of our common stock by: (1) each person known by us to own beneficially more than 5% of our outstanding common stock; (2) each of our directors and nominees for director; (3) each executive officer named in the Summary Compensation Table; and (4) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed. Unless otherwise indicated, the address of the beneficial owner is: c/o RTI Surgical, Inc., 11621 Research Circle, Alachua, Florida 32615.

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Number	Percent
Brian K. Hutchison (2)	935,918	1.6
Robert P. Jordheim (3)	369,109	*
Thomas F. Rose (4)(21)	598,804	*
Roger W. Rose (5)	377,109	*
Caroline A. Hartill (6)	469,422	*
Dean H. Bergy (7)	102,371	*
Philip R. Chapman (8)	193,065	*
Roy D. Crowninshield (9)	200,342	*
Peter F. Gearen (10)	161,102	*
Curt M. Selquist (11)	29,268	*
Adrian J. R. Smith (12)	121,592	*
Ned H. Villers (13)	29,268	*
Shirley A. Weis (14)	8,535	*
WSHP Biologics Holdings, LLC (15) 333 West Wacker Drive, Suite 2800 Chicago, Illinois 60606	12,361,773	17.8
Paradigm Capital Management Inc. (16) Nine Elk Street Albany, New York 12207	4,410,600	7.7
BlackRock Inc. (17) 55 East 52nd Street New York, New York 10022	4,656,980	8.2
Glen Capital Partners LLC (18) 800 South Street, Suite 160 Waltham, MA 02453	4,852,060	8.5
Dimensional Fund Advisors, LP (19) Building One, 6300 Bee Cave Road Austin, TX 78746	3,248,560	5.7
All executive officers and directors, including those named as a group (13 persons) (20)	3,595,905	6.1

*	Represents beneficial ownership of less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Shares of common stock issuable pursuant to restricted stock awards and options, to the extent such options are exercisable or convertible within 60 days after February 17, 2015 are treated as outstanding for purposes of computing the percentage of the person holding such securities but are not treated as outstanding for purposes of computing the percentage of any other person.

(2)	Includes currently-exercisable options to purchase 593,759 shares of our common stock and 100,001 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(3)	Includes currently-exercisable options to purchase 280,000 shares of our common stock and 40,001 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(4)	Includes currently-exercisable options to purchase 510,000 shares of our common stock.
(5)	Includes currently-exercisable options to purchase 273,000 shares of our common stock and 40,001 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(6)	Includes currently-exercisable options to purchase 374,000 shares of our common stock and 40,001 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(7)	Includes currently-exercisable options to purchase 15,000 shares of our common stock and includes 18,293 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(8)	Includes currently-exercisable options to purchase 85,000 shares of our common stock and includes 14,634 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(9)	Includes currently-exercisable options to purchase 72,690 shares of our common stock and includes 14,634 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(10)	Includes currently-exercisable options to purchase 85,000 shares of our common stock and includes 14,634 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(11)	Includes 14,634 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(12)	Includes currently-exercisable options to purchase 72,690 shares of our common stock and includes 14,634 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(13)	Includes 14,634 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(14)	Includes 8,535 shares of unvested restricted stock which will vest on the first anniversary of the date of grant.
(15)	WSHP Biologics Holdings, LLC is the record owner of 50,000 shares of Series A Preferred, which is convertible at the current conversion price of $4.39 per share into approximately 12,361,773 shares of Common Stock.

The managing member of WSHP Biologics Holdings, LLC is the Water Street Fund, of which the sole general partner is Water Street Management. The sole general partner of Water Street Management is the Water Street GP. Due to their relationship with WSHP Biologics Holdings, LLC, the Water Street Fund, Water Street Management and the Water Street GP may be deemed to have shared voting power with respect to the Series A Preferred beneficially owned by the WSHP Biologics Holdings, LLC, and as a result, the Water Street Fund, Water Street Management and the Water Street GP may be deemed to have shared beneficial ownership of such shares of Series A Preferred. The individuals who serve on the Investment Committee of the Water Street GP are Timothy Dugan, James Connelly, Ned Villers, Kevin Swan, Robert Womsley, Peter Strothman and Christopher Sweeney.

(16)	Information is derived from Schedule 13G, filed with the SEC on February 11, 2015 by Paradigm Capital Management Inc.
(17)	Information is derived from Schedule 13G, filed with the SEC on January 23, 2015 by BlackRock, Inc.
(18)	Information is derived from Schedule 13G, filed with the SEC on February 13, 2015 by Glen Capital Partners LLC.
(19)	Information is derived from Schedule 13G, filed with the SEC on February 5, 2015 by Dimensional Fund Advisors, LP.
(20)	Includes options to purchase 2,361,139 shares of our common stock and 220,004 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(21)	Mr. T Rose retired from the Company effective December 31, 2014.

Securities Authorized For Issuance Under Equity Compensation Plans

We have five stock-based compensation plans under which employees, consultants and outside directors have received stock options and other equity-based awards. At December 31, 2014, awards relating to 5,735,784 shares were outstanding, and 1,696,587 shares remained available for the grant of awards under our plans. For the year ended December 31, 2014, employees and outside directors of the Company were granted 993,500 stock options and 274,266 restricted stock awards under the plans. Stock options are granted with an exercise price equal to 100% of the market value of a share of common stock on the date of the grant, generally have ten-year contractual terms, and vest over a one to five year period from the date of grant. Restricted stock awards are granted at the stock price at date of grant and vest over a one to three year period from the date of grant.

Plan Category	Equity Compensation Plan Information
	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,735,784	$4.34	1,696,587	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	5,735,784	$4.34	1,696,587	(1)

(1)	Includes 1,146,306 shares available under the 2010 Plan and 550,281 shares available under the TMI 2006 Incentive and Non-Statutory Stock Option Plan.

2015 Equity Compensation Decisions

We approved an annual grant to management on February 17, 2015. After the award of stock options and restricted stock their remains 656,587 shares remaining available for future issuance under equity compensation plans. If Proposal 2 is approved by shareholders, there will be 4,656,587 shares available for issuance under the new RTI Surgical Inc. 2015 Incentive Compensation Plan.

AUDIT MATTERS

Independent Public Accountant

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, to audit our accounts for 2015 is subject to the approval by the Audit Committee of the scope of the 2015 audit engagement and the estimated audit fees. We expect a representative of Deloitte & Touche LLP to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth fees billed for professional audit services and other services rendered to the Company by Deloitte & Touche LLP and its affiliates for the fiscal years ended December 31, 2014 and 2013.

	Fiscal 2014	Fiscal 2013
Audit Fees (1)	$1,222,189	$1,050,923
Audit-Related Fees	—	—
Tax Fees (2)	383,663	134,510
All Other Fees	—	—

Total	$1,605,852	$1,185,433

(1)	Audit fees include the aggregate fees billed for professional services rendered for the audit of our annual financial statements, for the Sarbanes-Oxley Section 404 audit of our internal control structure, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years.
(2)	Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning, primarily related to the preparation of international tax returns and assistance with tax audits.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2014 and 2013, for the Sarbanes-Oxley Section 404 audit of our internal control structure, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those years were $1,222,189 and $1,050,923, respectively.

Audit-Related Fees

Deloitte rendered no professional services for audit-related services for the years ended December 31, 2014 or 2013.

Tax Fees

The aggregate fees billed by Deloitte for professional services rendered for tax compliance, tax advice and tax planning for the years ended December 31, 2014 and 2013 totaled $383,663 and $134,510, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. All “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

AUDIT COMMITTEE REPORT

The Audit Committee presently consists of Messrs. Bergy, Chapman, and Smith. All of the Audit Committee members satisfy the definition of independent director as established in the rules of The Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002. The charter of our Audit Committee was updated in December 2014 and is available on our website at http://www.rtix.com/investors/corporate-governance/. Under the Charter of the Audit Committee, the Audit Committee assists the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, and pre-approval of the current year audit and non-audit fees with the Company’s independent registered public accounting firm.

Management is responsible for our financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes.

During the year ended December 31, 2014, the Audit Committee held meetings and otherwise met and communicated with management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm for 2014. Deloitte & Touche discussed with the Audit Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by PCAOB AU 380, “Communication with Audit Committees,” and SEC Rule 2-07 of Regulation S-X. The Audit Committee also discussed with Deloitte & Touche its independence from the Company and received the written disclosures and the letter from Deloitte & Touche concerning independence as required by the PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”. The Audit Committee also reviewed the provision of services by Deloitte & Touche not related to the audit of the Company’s financial statements and not related to the review provision of the Company’s interim financial statements as it pertains to the independence of Deloitte & Touche. Deloitte & Touche also periodically reported the progress of its audit of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed with management the Company’s financial results prior to the release of earnings. In addition, the Audit Committee reviewed and discussed with management and Deloitte & Touche the interim financial information included in the quarterly Form 10-Q prior to their being filed with the SEC. The Audit Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2014 with management and Deloitte & Touche. Deloitte & Touche informed the Audit Committee that the Company’s audited financial statements are presented fairly in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also monitored and reviewed the Company’s procedures and policies relating to the requirements of Section 404 of the Sarbanes-Oxley Act and related regulations.

Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

Audit Committee, Dean H. Bergy (Committee Chairperson) Philip R. Chapman
Adrian J.R. Smith

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR

INDEPENDENCE

The Board of Directors of the Company has adopted a related party transaction policy. The policy requires that all “interested transactions” (as defined below) between the Company and any “related party” (as defined below) are subject to approval or ratification by the Audit Committee. In determining whether to approve or ratify such transactions, the Audit Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Also, the Board of Directors has delegated to the Chair of the Audit Committee the authority to pre-approve or ratify any interested transaction in which the aggregate amount is expected to be less than $1 million. Finally, the policy provides that no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director shall provide all material information concerning the interested transaction to the Audit Committee.

Under the policy, an “interested transaction” is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or any guarantee of indebtedness) in which:

•	the aggregate amount involved will or may be expected to exceed $100,000 in any fiscal year;

•	the Company is a participant; and

•	any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity).

A “related party” is defined as any:

•	person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director;

•	greater than five percent beneficial owner of the Company’s common stock; or

•	immediate family member of any of the foregoing.

There were no related party transactions in 2014.

OTHER MATTERS

Our Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

ANNUAL REPORT

A copy (without exhibits) of our Annual Report, including our report on Form 10-K for the year ended December 31, 2014, as filed with the SEC, has been provided with this proxy statement; however, that report is not part of the proxy soliciting information.

Additional copies of the Form 10-K are available, free of charge, upon request directed to:

Investor Relations

RTI Surgical, Inc.

11621 Research Circle

Alachua, Florida 32615

Telephone: (386) 418-8888

Our 2014 Form 10-K is also available through our website at http://www.rtix.com/investors/sec-filings-reports/. Our Form 10-K is not proxy soliciting material.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be presented at our Annual Meeting of Stockholders to be held in 2016 must be received by the Corporate Secretary at the address below no later than November 10, 2015 in order to be considered for inclusion in the Board of Directors’ proxy statement and form of proxy card relating to the 2016 Annual Meeting. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary

RTI Surgical, Inc.

11621 Research Circle

Alachua, Florida 32615

Appendix A

Reconciliation of GAAP operating income to non-GAAP operating income as follows:

	Twelve Months Ended December 31, 2014
	(In thousands)
	Actual Operating Income	Target Operating Income
Operating income	$5,625	$12,292
Inventory purchase price adjustment	5,708	5,708
Litigation settlement charge	185	—
Severance charges	4,798	—

Non-GAAP operating income	$16,316	$18,000

The following are explanations of the adjustments that management excluded as part of the calculation of non-GAAP operating income for the year ended December 31, 2014 as well as the reasons for excluding the individual item:

2014 Inventory purchase price adjustment—This adjustment represents the purchase price effects of acquired Pioneer inventory that was sold in 2014 and which has been included in costs of processing and distribution. Management removes the amount of these costs from our operating results to assist in assessing our operating performance in the periods affected and to supplement a comparison to our past operating performance.

2014 Litigation settlement charge—This adjustment represents a charge and relates to a litigation settlement of an international distributor dispute in 2014. Management removes the amount of these costs from our operating results to assist in assessing our operating performance in the periods affected and to supplement a comparison to our past operating performance.

2014 Severance charges—This adjustment represents charges relating to the termination of former employees. Management removes the amount of these costs from our operating results to assist in assessing our operating performance in the periods affected and to supplement a comparison to our past operating performance.

ANNEX A

RTI SURGICAL, INC.

2015 INCENTIVE COMPENSATION PLAN

RTI SURGICAL, INC.

2015 INCENTIVE COMPENSATION PLAN

1.	PURPOSE	A-1

2.	DEFINITIONS	A-1

3.	ADMINISTRATION	A-5

4.	SHARES SUBJECT TO PLAN	A-6

5.	ELIGIBILITY; PER-PARTICIPANT LIMITATIONS	A-7

6.	SPECIFIC TERMS OF AWARDS	A-7

7.	CERTAIN PROVISIONS APPLICABLE TO AWARDS	A-12

8.	CODE SECTION 162(M) PROVISIONS	A-14

9.	CHANGE IN CONTROL	A-15

10.	GENERAL PROVISIONS	A-17

RTI SURGICAL, INC.

2015 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this RTI SURGICAL, INC. 2015 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist RTI SURGICAL, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and consultants to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity; (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any; (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity; (v) any material violation or breach by the Participant of the Company’s or Related Entity’s policy for employee conduct, if any; (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee under this Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Related Entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company (other than the chief financial officer) as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Director” means a member of the Board or the board of directors of any Related Entity.

(n) “Disability” means a Participant’s eligibility to receive long-term disability benefits under a plan sponsored by the Company or a Related Entity, or if no such plan is applicable, a Participant’s inability to perform the essential functions of his or her duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, the term “Disability” means disabled within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) “Effective Date” means the effective date of the Plan, which shall be February 17, 2015.

(q) “Eligible Person” means each officer, Director, Employee or Consultant to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(u) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company or Related Entity of the Participant’s Continuous Service other than for Cause, death or by reason of the Participant’s Disability, or (v) any material reduction in the Participant’s base salary (unless such reduction is part of a Company-wide reduction that affects a majority of the persons of comparable level to the Participant).

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(y) “Listing Market” means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(ee) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Prior Plans” means collectively, the RTI Surgical, Inc. 2010 Equity Incentive Plan (f/k/a the RTI Biologics, Inc. 2010 Equity Incentive Plan), the Regeneration Technologies, Inc. 2004 Equity Incentive Plan, the Regeneration Technologies, Inc. 1998 Stock Option Plan; the Tutogen Medical, Inc. 2006 Incentive and Non-Statutory Stock Option Plan and the Tutogen Medical, Inc. 1996 Stock Option Plan, as each may have been amended from time to time.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(nn) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(oo) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shares” means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(rr) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(ss) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(tt) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity, (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act or (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan. Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to 4,656,587. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combined has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iii) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 4,656,587 Shares.

(v) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 10(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceed $1,000,000 in the aggregate.

(d) No Further Awards Under Prior Plans. In light of the adoption of this Plan, no further awards shall be made under the Prior Plans on and after the Effective Date.

5. Eligibility; Per-Participant Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 500,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards denominated in or valued by reference to a designated number of Shares and that are subject to Section 8 hereof, with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units that are subject to Section 8 hereof is (x) $2,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $4,000,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided, however, that if and to the extent that it would not violate Section 409A of the Code, the grant price for a Stock Appreciation Right that is granted as a Substitute Award for an outstanding Option may be lower than 100% of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right if it is not less than the exercise price of the Option for which it is substituted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as or subsequently to the related Option is granted. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and whether the amount or value thereof shall be automatically deemed reinvested in additional Restricted Stock Units or other Awards, or if not so reinvested shall earn interest and at what rate for the period deferred, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code. Notwithstanding any other provision of this Plan to the contrary, cash dividends, Shares, and any other property (other than cash) distributed as a dividend or otherwise with respect to any Performance Awards or any other Awards that are subject to satisfaction of performance goals, shall either (i) not be paid or credited, or (ii) be accumulated, shall be subject to satisfaction of the same performance goals to which the vesting of the underlying Award is subject, and shall be paid at the time such restrictions and risk of forfeiture lapses.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee. The term of any Option or Stock Appreciation Right shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b). Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees. The provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

(b) Performance Criteria. If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations after excluding extraordinary or special items (including, without limitation, stock-based compensation, goodwill impairments, building and other significant asset sales, asset write-downs, plant closures and related layoffs, and/or amortization of intangibles); income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 600 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control).

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than [thirty-five percent (35%)] of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(h) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company’s Corporate Governance Guidelines, Code of Conduct and Ethics, Code of Ethics for the Chief Executive Officer’s and Senior Financial Officer’s or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(k) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(m) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(p) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

RTI SURGICAL, INC.

INCENTIVE STOCK OPTION AGREEMENT

FOR

[ insert name of optionee here ]

1. Grant of Option. RTI SURGICAL, INC., a Delaware corporation (the “Company”) hereby grants, as of                      (“Date of Grant”), to                      (the “Optionee”) an option (the “Option”) to purchase up to              shares of the Company’s common stock (the “Shares”), at an exercise price per share equal to $             [must be 100% of FMV as of Date of Grant, or 110% of FMV in the case of a 10% owner] (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option is being granted pursuant to the RTI Surgical, Inc. 2015 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. The Option is an Incentive Stock Option, and not a Non-Qualified Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

3. Exercise Schedule. Except as otherwise provided in Sections 6 or 9 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date:

Percentage of Shares	Vesting Date

Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of the Optionee’s Continuous Service, any unvested portion of the Option shall terminate and be null and void.

4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares shall be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) to the extent permitted by the Committee, with Shares owned by the Optionee, or the withholding of Shares that otherwise would be delivered to the Optionee as a result of the exercise of the Option; or (d) such other consideration or in such other manner as may be determined by the Committee in its absolute discretion.

6. Termination of Option.

(a) General. Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) by the Company or a Related Entity for Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) the death of the Optionee;

(ii) immediately upon the termination of the Optionee’s Continuous Service by the Company or a Related Entity for Cause;

(iii) twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv) twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee;

(v) the tenth (10th) [must be no more than fifth (5th) if optionee if 10% owner] anniversary of the date as of which the Option is granted.

(b) Cancellation. To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, or an affiliate of such successor or acquiring entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any transaction that constitutes a Change in Control, the Option (or portion thereof) that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

7. Transferability. Unless otherwise determined by the Committee, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date on which the Shares are issued.

9. [No] Acceleration of Exercisability of Option.

[(a) Acceleration Upon Certain Terminations or Cancellations of Option. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to

2

Section 6 hereof, (i) the Option is terminated pursuant to Section 6(b)(i) hereof, or (ii) the Company exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof.]

[(b) Acceleration Upon Change in Control. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, and during the Optionee’s Continuous Service, there is a “Change in Control”, as defined in Section 9(b)] of the Plan.]

[(c) Exception to Acceleration Upon Change in Control. Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for the Option, the vesting of the Option shall not be accelerated as described in Section 9(b). For the purposes of this paragraph, the Option shall be considered assumed or substituted for if following the Change in Control the Option or substituted option confers the right to purchase, for each Share subject to the Option immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of the Option will be solely common stock of the successor company or its parent or subsidiary substantially equal in Fair Market Value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.]

10. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

11. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

12. Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all of the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement, unless shown to have been made in an arbitrary and capricious manner.

13. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at                                     , or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

14. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or this Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option. If and to the extent that the number of Options granted pursuant to this Agreement exceeds the limitations contained in Section 422 of the Code on the value of Shares with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option.

[Signature page follows]

3

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the              day of                     , 20        .

COMPANY: RTI SURGICAL, INC.

By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Option Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Option subject to all of the terms and provisions of the Plan and the Option Agreement. The Optionee further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement.

Dated:	OPTIONEE:

By:
[ ]

RTI SURGICAL, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

FOR

[ insert name of optionee here ]

14. Grant of Option. RTI SURGICAL, INC., a Delaware corporation (the “Company”) hereby grants, as of                      (“Date of Grant”), to                      (the “Optionee”) an option (the “Option”) to purchase up to              shares of the Company’s common stock (the “Shares”), at an exercise price per share equal to $             (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option is being granted pursuant to the RTI Surgical, Inc. 2015 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. The Option is a Non-Qualified Stock Option and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

15. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

16. Exercise Schedule. Except as otherwise provided in Sections 6 or 9 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date:

Percentage of Shares	Vesting Date

Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of the Optionee’s Continuous Service, any unvested portion of the Option shall terminate and be null and void.

17. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares shall be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

18. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) to the extent permitted by the Committee, with Shares owned by the Optionee, or the withholding of Shares that otherwise would be delivered to the Optionee as a result of the exercise of the Option; or (d) such other consideration or in such other manner as may be determined by the Committee in its absolute discretion.

19. Termination of Option.

(a) General. Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) by the Company or a Related Entity for Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) the death of the Optionee;

(ii) immediately upon the termination of the Optionee’s Continuous Service by the Company or a Related Entity for Cause;

(iii) twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv) twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee;

(v) the tenth (10th) anniversary of the date as of which the Option is granted.

(b) Cancellation. To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, or an affiliate of such successor or acquiring entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any transaction that constitutes a Change in Control, the Option (or portion thereof) that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

20. Transferability. Unless otherwise determined by the Committee, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

21. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date on which the Shares are issued.

22. [No] Acceleration of Exercisability of Option.

[(a) Acceleration Upon Certain Terminations or Cancellations of Option. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, (i) the Option is terminated pursuant to Section 6(b)(i) hereof, or (ii) the Company exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof.]

6

[(b) Acceleration Upon Change in Control. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, and during the Optionee’s Continuous Service, there is a “Change in Control”, as defined in Section 9(b)] of the Plan.]

[(c) Exception to Acceleration Upon Change in Control. Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for the Option, the vesting of the Option shall not be accelerated as described in Section 9(b). For the purposes of this paragraph, the Option shall be considered assumed or substituted for if following the Change in Control the Option or substituted option confers the right to purchase, for each Share subject to the Option immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of the Option will be solely common stock of the successor company or its parent or subsidiary substantially equal in Fair Market Value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.]

23. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

24. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

25. Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all of the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement, unless shown to have been made in an arbitrary and capricious manner.

26. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at                     , or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

[Signature page follows]

7

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the             day of                     , 20        .

COMPANY: RTI SURGICAL, INC.

By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Option Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Option subject to all of the terms and provisions of the Plan and the Option Agreement. The Optionee further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement.

Dated:	OPTIONEE:

By:
[ ]

RTI SURGICAL, INC.

RESTRICTED STOCK AGREEMENT

FOR

1. Award of Restricted Stock. RTI SURGICAL, INC., a Delaware corporation (the “Company”) hereby grants, as of                      (the “Date of Grant”), to                      (the “Recipient”),                      restricted shares of the Company’s common stock (collectively the “Restricted Stock”). The Restricted Stock shall be subject to the terms, provisions and restrictions set forth in this Agreement and the RTI Surgical, Inc. 2015 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. As a condition to entering into this Agreement, and as a condition to the issuance of any Shares (or any other securities of the Company), the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2. Vesting of Restricted Stock.

(a) General Vesting. The shares of Restricted Stock shall become vested in the following amounts, at the following times and upon the following conditions, provided that the Continuous Service of the Recipient continues through and on the applicable Vesting Date:

Number of Shares of Restricted Stock	Vesting Date
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Except as otherwise provided in Sections [2(b),] 2(c) and 4 hereof, there shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to each Vesting Date, and all vesting of shares of Restricted Stock shall occur only on the applicable Vesting Date.

(b) Acceleration of Vesting Upon Change in Control. [In the event that a Change in Control of the Company occurs during the Recipient’s Continuous Service, the shares of Restricted Stock subject to this Agreement shall become immediately vested as of the date of the Change in Control.] [Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes another award for this Restricted Stock award, then the vesting of the Restricted Stock shall not be accelerated as described in this paragraph (b). For purposes of this paragraph, the Restricted Stock shall be considered assumed or substituted for if following the Change in Control the award confers the right to receive, for each Share subject to the Restricted Stock award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Restricted Stock immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the vesting of the Restricted Stock shall be solely common stock of the successor company or its parent or subsidiary substantially equal in the fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.]

(c) Acceleration of Vesting at Company Discretion. Notwithstanding any other term or provision of this Agreement, the Board or the Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Recipient and of the Company, to accelerate the vesting of any shares of Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Board or the Committee shall deem advisable.

(d) Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i) “Non-Vested Shares” means any portion of the Restricted Stock subject to this Agreement that has not become vested pursuant to this Section 2.

(ii) “Vested Shares” means any portion of the Restricted Stock subject to this Agreement that is and has become vested pursuant to this Section 2.

3. Delivery of Restricted Stock.

(a) Issuance of Stock Certificates and Legends. One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Recipient but shall be held and retained by the Records Administrator of the Company until the date (the “Applicable Date”) on which the shares (or a portion thereof) subject to this Restricted Stock award become Vested Shares pursuant to Section 2 hereof, subject to the provisions of Section 4 hereof. All such stock certificates shall bear the following legends, along with such other legends that the Board or the Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

(b) Stock Powers. The Recipient shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become Vested Shares, on a form attached hereto as Exhibit B. If the Recipient shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, the Recipient hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company. In addition, the Company may require the spouse of the Recipient, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit C.

(c) Delivery of Stock Certificates. On or after each Applicable Date, upon written request to the Company by the Recipient, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all shares that become Vested Shares on that Applicable Date, which certificate(s) shall be delivered to the Recipient as soon as administratively practicable after the date of receipt by the Company of the Recipient’s written request. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the Securities Laws).

4. Forfeiture of Non—Vested Shares. If the Recipient’s Continuous Service with the Company and the Related Entities is terminated for any reason, any Shares of Restricted Stock that are not Vested Shares, and that do not become Vested Shares pursuant to Section 2 hereof as a result of such termination, shall be forfeited immediately upon such termination of Continuous Service and revert back to the Company without any payment to the Recipient. If the Recipient breaches any of the Restrictive Covenants as defined in Section 5 hereof, all Non-Vested Shares (and upon written demand by the Company, in its sole and absolute discretion, any Vested Shares)

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shall be forfeited immediately upon such breach and revert or be transferred by the Recipient back to the Company without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the Recipient’s forfeiture of Non-Vested Shares pursuant to this Section 4.

5. Rights with Respect to Restricted Stock.

(a) General. Except as otherwise provided in this Agreement, the Recipient shall have, with respect to all of the shares of Restricted Stock, whether Vested Shares or Non-Vested Shares, all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited). Any Shares issued to the Recipient as a dividend with respect to shares of Restricted Stock shall have the same status and bear the same legend as the shares of Restricted Stock and shall be held by the Company, if the shares of Restricted Stock that such dividend is attributed to is being so held, unless otherwise determined by the Committee. In addition, notwithstanding any provision to the contrary herein, any cash dividends declared with respect to shares of Restricted Stock subject to this Agreement shall be held in escrow by the Committee until such time as the shares of Restricted Stock that such cash dividends are attributed to shall become Vested Shares, and in the event that such shares of Restricted Stock are subsequently forfeited, the cash dividends attributable to such portion shall be forfeited as well.

(b) Adjustments to Shares. If at any time while this Agreement is in effect (or Shares granted hereunder shall be or remain unvested while Recipient’s Continuous Service continues and has not yet terminated or ceased for any reason), there shall be any increase or decrease in the number of issued and outstanding Shares of the Company through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of such Shares, then and in that event, the Board or the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Agreement. If any such adjustment shall result in a fractional Share, such fraction shall be disregarded.

(c) No Restrictions on Certain Transactions. Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

6. Transferability. Unless otherwise determined by the Committee, the shares of Restricted Stock are not transferable unless and until they become Vested Shares in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Recipient. Except as otherwise permitted pursuant to the first sentence of this Section, any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become Vested Shares shall be void ab initio. For purposes of this

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Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

7. Tax Matters; Section 83(b) Election.

(a) Section 83(b) Election. If the Recipient properly elects, within thirty (30) days of the Date of Grant, to include in gross income for federal income tax purposes an amount equal to the fair market value (as of the Date of Grant) of the Restricted Stock pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), a form of which is attached hereto as Exhibit A, the Recipient shall make arrangements satisfactory to the Company to pay to the Company any federal, state or local income taxes required to be withheld with respect to the Restricted Stock. If the Recipient shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be issued to the Recipient under this Agreement) otherwise due to the Recipient any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(b) No Section 83(b) Election. If the Recipient does not properly make the election described in paragraph 7(a) above, the Recipient shall, no later than the date or dates as of which the restrictions referred to in this Agreement hereof shall lapse, pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock (including without limitation the vesting thereof), and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be distributed to the Recipient under this Agreement) otherwise due to Recipient any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(c) Recipient’s Responsibilities for Tax Consequences. Tax consequences on the Recipient (including without limitation federal, state, local and foreign income tax consequences) with respect to the Restricted Stock (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Recipient. The Recipient shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters, the making of a Section 83(b) election, and the Recipient’s filing, withholding and payment (or tax liability) obligations.

8. Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Recipient’s rights hereunder) may not be assigned, and the obligations of Recipient hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the Recipient and his heirs and legal representatives and on the successors and assigns of the Company.

9. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

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10. Miscellaneous.

(a) No Right to (Continued) Employment or Service. This Agreement and the grant of Restricted Stock hereunder shall not confer, or be construed to confer, upon the Recipient any right to employment or service, or continued employment or service, with the Company or any Related Entity.

(b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

(d) No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to the conflict of laws rules or principles thereof).

(f) Interpretation. The Recipient accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement and the Plan. The undersigned Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under this Agreement or the Plan.

(g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(h) Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at                     , or if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

(i) Non—Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(j) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the      day of                     , 20        .

COMPANY: RTI SURGICAL, INC.

By:
Name:
Title:

Agreed and Accepted:

RECIPIENT:

By:

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2. The property with respect to which the election is made is described as follows:                     (                ) shares of the common stock (“Common Shares”) of RTI Surgical, Inc. (the “Company”).

3. The date on which the property was transferred is                     , 20        .

4. The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Restricted Stock Agreement between me and the Company dated as of                     , 20        . This right lapses with regard to a portion of the Common Shares based on my Continuous Service as an Employee, Consultant or Director over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $                    .

6. The amount (if any) paid for such property is: [ ZERO].

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	, 2013
Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:	, 2013
Spouse of Taxpayer

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                     , hereby sell, assign and transfer unto                     (                ) shares of common stock of RTI Surgical, Inc. standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between RTI Surgical, Inc. and the undersigned dated                    ,         .

Dated:                    ,

Signature:

Print Name:

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.

The purpose of this assignment is to enable the Company to receive the return of the shares of common stock as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of the Recipient.

EXHIBIT C

CONSENT OF SPOUSE

I,                     , spouse of                     , have read and approve the foregoing Restricted Stock Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the shares of common stock of RTI Surgical, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of common stock issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Agreement.

Dated:                     , 20

Signature of Spouse

Print Name:

RTI SURGICAL, INC. 11621 RESEARCH CIRCLE ALACHUA, FL 32615	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY PHONE - 1-800-690-6903

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees 01 Dean H. Bergy. 02 Philip R. Chapman 03 Peter F. Gearen, M.D. 04 Adrian J. R. Smith 05 Shirley A. Weis
The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain
2.					To approve and adopt the RTI Surgical, Inc. 2015 Incentive Compensation Plan.	☐	☐	☐
3.					To approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”).
NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
For address change/comments, mark here. (see reverse for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement, Form 10-K, Shareholder Letter is/are available at www.proxyvote.com.

RTI SURGICAL, INC. Annual Meeting of Stockholders April 14, 2015 This proxy is solicited by the Board of Directors

The undersigned, a stockholder of RTI Surgical, Inc. (the “Corporation”), hereby constitutes and appoints Brian K. Hutchison and Thomas F. Rose and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, April 14, 2015, and at any and all adjournments or postponements thereof.

The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 and 3.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side